UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under Section 240.14a-12

Calavo Growers, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2025
TO THE SHAREHOLDERS OF CALAVO GROWERS, INC.:
We are pleased to invite you to attend the 2025 Annual Meeting of Shareholders of Calavo Growers, Inc. The meeting will be held on April 23, 2025 at 15765 W. Telegraph Road, Santa Paula, California 93060 and virtually at 1:00 p.m. Pacific Time for the following purposes:
(1)
To elect the eight directors named in the accompanying proxy statement, each for a term of one year;

(2)
To ratify the appointment of our independent registered public accounting firm for fiscal year 2025;

(3)
To conduct an advisory vote on executive compensation;

(4)
To approve the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan; and

(5)
To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
Shareholders will have the opportunity to attend the 2025 Annual Meeting of Shareholders via live webcast by visiting www.virtualshareholdermeeting.com/CVGW2025 at the scheduled meeting time.
Instead of mailing a printed copy of our proxy materials to all our shareholders, we provide access to these materials via the internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about March 3, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record on our books at the close of business on February 24, 2025, the record date for the 2025 Annual Meeting of Shareholders (the “Record Date”), and will post our proxy materials on the website referenced in the notice. As more fully described in the notice, shareholders may choose to access our proxy materials on the website referred to in the notice or may request to receive a printed set of our proxy materials. In addition, the notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
The close of business on February 24, 2025 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. All shareholders are cordially invited to attend the Annual Meeting or to do so virtually. If you plan to attend the Annual Meeting virtually or in person and you wish to vote your shares personally, you may do so at any time before the proxy is voted. Kindly confirm your intent to attend in person by emailing 2025proxy@calavo.com.
By order of the Board of Directors,
/s/ Lecil Cole	/s/ Farha Aslam
Lecil Cole Chief Executive Officer	Farha Aslam Chair of the Board of Directors
February 28, 2025
Santa Paula, California

i

1141-A Cummings Road
Santa Paula, California 93060
(805) 525-1245

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING TO BE HELD ON WEDNESDAY, APRIL 23, 2025
Copies of this proxy statement, the form of proxy card and the 2024 Annual Report to Shareholders, which includes our 2024 Form 10-K (the “2024 Annual Report”) are available at https://ir.calavo.com/financial-information/annual-reports-and-proxy-statements or by emailing 2025proxy@calavo.com.
This proxy statement contains information related to the Annual Meeting of Shareholders (the “Annual Meeting”) of Calavo Growers, Inc. to be held on Wednesday, April 23, 2025, at 15765 W. Telegraph Road, Santa Paula, California 93060 and virtually beginning at 1:00 p.m. Pacific Time. The Company will provide its shareholders the opportunity to attend our 2025 Annual Meeting of Shareholders via live webcast by visiting www.virtualshareholdermeeting.com/CVGW2025 at the designated meeting time. The meeting will consist of the formal business portion of the meeting only, and the Company is offering this alternative way for shareholders to obtain meeting information and results without attending in person.
On or about March 3, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2024 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.
You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/CVGW2025. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com. Note that cumulative voting for directors will not be allowed via the live webcast. Shareholders who wish to vote cumulatively for directors should provide proxy instructions before the Annual Meeting at www.proxyvote.com. Shareholders will be able to vote cumulatively for directors in person at the Annual Meeting, but there will be no difference in the tallying of cumulative votes for directors provided through instructing a proxy in advance at www.proxyvote.com compared to voting in person at the Annual Meeting. Shareholders therefore need not attend the Annual Meeting in person simply to vote cumulatively for directors.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Proxy Materials
Why am I receiving these materials?
The Board of Directors (the “Board”) of Calavo Growers, Inc. (“Calavo,” the “Company,” “we,” “our” or “us”), a California corporation, is providing these proxy materials for you in connection with the Annual Meeting which will take place on April 23, 2025. As a shareholder, you are invited to virtually attend the Annual Meeting and are entitled to, and requested to, vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
To reduce environmental impact and costs, we primarily provide proxy materials online. Most shareholders receive only a Notice of Internet Availability, which explains how to access and vote your shares online. However, you can still request a printed or email copy if you prefer.
What is included in the proxy materials?
The proxy materials include:
•
Our proxy statement for the Annual Meeting;

•
Our 2024 Annual Report, which includes our 2024 Form 10-K; and

•
A proxy card or a voting instruction card for the Annual Meeting.

What information is contained in this proxy statement?
The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of our directors and current executive officers, and other required information.
How may I obtain a copy of Calavo’s 2024 Annual Report to Shareholders, Form 10-K and/or other financial information?
A copy of our 2024 Annual Report to Shareholders, which includes our 2024 Form 10-K, is available without charge at http://ir.calavo.com/financial-information or by emailing 2025proxy@calavo.com.
How may I request multiple sets of the Notice of Internet Availability of Proxy Materials or proxy materials if two or more shareholders reside in my household?
We have adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and the 2024 Annual Report to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our Annual Meetings and reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and the 2024 Annual Report to any shareholder that elects not to participate in householding. Requests for additional copies of the Notice of Internet Availability of Proxy Materials, and if you requested printed version by mail, this proxy statement and 2024 Annual Report, and requests that in the future separate documents be sent to shareholders who share an address, should be directed via email to 2025proxy@calavo.com. In addition, you can call (805)525-1245, or write to 1141-A Cummings Road, Santa Paula, CA 93060.

How may I request a single Notice of Internet Availability of Proxy Materials or set of proxy materials for my household?
If you share an address with another shareholder and have received multiple copies of our Notice of Internet Availability of Proxy Materials or, if you requested printed versions by mail, proxy materials, you may write us at the email address set forth in the preceding paragraph to request delivery of a single copy of these materials.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete each Calavo proxy card and voting instruction card that you receive.
Voting Information
What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:
•
The election of directors

•
The ratification of Calavo’s independent registered public accounting firm for the 2025 fiscal year

•
Advisory vote on executive compensation

•
Approve the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan

We also will consider any other business that properly comes before the Annual Meeting. See “What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?” below.
Do directors and officers have an interest in matters to be acted upon at the Annual Meeting?
Director nominees, including current directors, standing for election at the Annual Meeting have a personal interest in Proposal 1, which concerns the election of directors. Directors and executive officers have no personal interest in Proposal 2, which relates to the ratification of our independent registered public accounting firm. Executive officers have an interest in Proposal 3, which relates to the compensation of our Named Executive Officers. Directors and executive officers have an interest in Proposal 4, which relates to a compensatory plan in which our directors and executive officers participate.
What happens if additional matters are presented at the Annual Meeting?
Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Kathleen M. Holmgren and Farha Aslam, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as candidates for directors, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares FOR the election of each of the eight director nominees, FOR the ratification of our independent registered public accounting firm for the 2025 fiscal year, FOR the approval of executive compensation, and FOR the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Many Calavo shareholders hold their shares through a broker, or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and we are sending the Notice of Internet Availability of Proxy Materials or the proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.
Beneficial Owner
If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability of Proxy Materials or the proxy materials are forwarded to you by your broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote these shares at the meeting, unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should provide voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.
What shares can I vote?
Each share of Calavo common stock issued and outstanding as of the close of business on the Record Date for the Annual Meeting, is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date, we had approximately 17.8 million shares of common stock issued and outstanding. Except with regard to cumulative voting for the election of directors, as discussed below, each share of Calavo common stock is entitled to one vote on each matter presented at the Annual Meeting.
How can I vote my shares in person at the meeting?
Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on the Notice of Internet Availability of Proxy Materials or, for shares held beneficially in street name, the voting instructions provided by your broker, trustee or nominee.
Shareholders of record of Calavo common stock may submit proxies by following the instructions set forth in the Notice of Internet Availability of Proxy Materials or completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes, as applicable.

What is the deadline for voting my shares?
If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting on April 23, 2025 at 1:00 p.m. Pacific Time.
If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.
May I change my vote?
You may revoke your proxy and change your vote at any time prior to the vote at the Annual Meeting on April 23, 2025 at 1:00 p.m. Pacific Time. If you are the shareholder of record, you may change your vote at any time before it is voted at the meeting by transmitting a new proxy bearing a later date (which automatically revokes the earlier proxy), or by sending a written notice of revocation to the Corporate Secretary for receipt prior to the meeting at the email address shown under the question below titled, “What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?”. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Calavo or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to Calavo management.
How may I vote on each proposal?
In the election of directors, you may vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to each of the nominees. In the election of directors, you may also cumulate your votes as described in the question below titled, “Is cumulative voting permitted for the election of directors?”
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the proposal to ratify the appointment of our independent registered public accounting firm for the 2025 fiscal year.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the advisory vote on executive compensation.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the approval of the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan.
If you provide specific instructions regarding any of these items, your shares will be voted as instructed. If you vote online or sign and return a proxy card or voting instruction card without providing specific instructions, your shares will be voted in accordance with the Board’s recommendations:
•
FOR the election of each of the eight director nominees,

•
FOR the ratification of the appointment of our independent registered public accounting firm for the 2025 fiscal year,

•
FOR the advisory approval of executive compensation, and

•
FOR the approval of the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan

What happens if a director nominee receives a greater number of “WITHHOLD” votes than “FOR” votes?
If a director nominee in an uncontested election receives a greater number of votes “WITHHOLD” from his or her election than votes “FOR” that director’s election, the nominee must promptly offer his or her resignation to the Board. A committee consisting of the Board’s independent directors (which will specifically exclude any director who is required to offer his or her own resignation) will consider all relevant factors and decide on behalf of the Board the action to be taken with respect to such offered resignation and will determine whether to accept the resignation or take other action. The Company will publicly disclose the Board’s decision with regard to any resignation offered under these circumstances with an explanation of how the decision was reached, including, if applicable, the reasons for rejecting the offered resignation.
What is the voting requirement to approve each of the proposals?
In the election of directors, the eight director candidates receiving the highest number of affirmative votes will be elected. Approval of the proposal to ratify the appointment of our independent registered public accounting firm for the 2025 fiscal year, the advisory vote on executive compensation, and the approval of the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan each requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on the respective proposal at the Annual Meeting.
If you hold shares through a broker or other nominee (street name) and do not provide voting instructions, your broker may vote on routine matters, but cannot vote on non-routine matters. In such cases, the broker reports a “broker non-vote,” meaning your shares are not voted on that item. Broker non-votes and abstentions will not impact the outcome of any proposals.
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year (Proposal No. 2) is considered a routine matter under applicable rules. As a result, brokers or other nominees may generally vote on this proposal at their discretion, and no broker non-votes are expected for Proposal No. 2.
The election of directors (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 3), and the approval of the amendment and restatement of the Calavo Growers, Inc. 2020 Equity Incentive Plan (Proposal No. 4) are considered non-routine matters. Because brokers or other nominees cannot vote on non-routine matters without specific shareholder instructions, there may be broker non-votes for Proposals 1, 3, and 4.
Is cumulative voting permitted for the election of directors?
Cumulative voting applies only to director elections. Here’s how it works:
•
Each share you own provides one vote per director seat.

•
You may allocate all your votes to a single nominee or distribute them among multiple nominees.

•
Example: If you own 100 shares and there are 8 director seats, you have 800 votes (8 × 100). You can give all 800 votes to one nominee or divide them among several.

•
You may not use cumulative voting to vote against a nominee.

•
The eight nominees receiving the highest number of votes will be elected

If you are a shareholder of record and wish to cumulate your votes, you must submit a proxy card or, if voting in person at the Annual Meeting, a ballot with an explicit statement of your intent to cumulate votes. You may indicate this in writing on your proxy card or directly on your ballot at the meeting.
Important Notes:
•
Online voting does not support cumulative voting for directors.

•
Cumulative voting will not be allowed via the live webcast.

•
Shareholders who wish to vote cumulatively should submit proxy instructions before the Annual Meeting at www.proxyvote.com.

•
There is no difference in the tallying of cumulative votes between proxy instructions submitted in advance and votes cast in person at the Annual Meeting. Therefore, attending in person solely to vote cumulatively is unnecessary.

•
If you hold shares beneficially through a broker, trustee, or other nominee and wish to cumulate votes, contact your broker, trustee, or nominee for instructions.

If you vote online or by signing and returning a proxy card or voting instruction card without specific instructions, Kathleen M. Holmgren and Farha Aslam, as proxy holders, may cumulate and allocate your votes at their discretion, except that no votes will be cast for any nominee for whom you have withheld your vote.
Who will serve as inspector of elections?
The inspector of elections will be a representative from investor communication company American Election Services, LLC.
Who will bear the cost of soliciting votes for the Annual Meeting?
Calavo will cover the costs of preparing, assembling, printing, mailing, and distributing proxy materials, as well as soliciting votes. We have retained Broadridge Financial Solutions to assist with the distribution and tabulation of proxies from shareholders of record. We will also reimburse banks, brokers, and other nominees for their costs in forwarding proxy materials to beneficial owners.
Additionally, our directors, officers, and employees may solicit proxies in person, by phone, fax, or other electronic communication, but will not receive additional compensation for doing so.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K filed with the SEC within four business days of the Annual Meeting.
What if I have questions for Calavo’s transfer agent?
Please contact our transfer agent, contact information listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.
Computershare Trust Company, N.A.
PO Box 43078
Providence, RI 02940-3078
Overnight Delivery:
150 Royall St., Suite 101
Canton, MA 02021
1-800-736-3001 /or/ 1-866-595-6048 (US, Canada, Puerto Rico)
1-781-575-3100 /or/ 1-781-575-2798 (non-US)
Email: web.queries@computershare.com
Shareholder online inquiries: https://www-us.computershare.com/investor/Contact
Annual Meeting Information
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the ratification of our independent registered public accounting firm, an advisory vote on executive compensation and an advisory vote on the frequency of holding future advisory votes on executive compensation.

Who can attend the meeting?
All shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting or participate virtually. Please contact 2025proxy@calavo.com if you plan on attending in person.
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in the question above titled, “What is the voting requirement to approve each of the proposals?” are counted for the purpose of determining the presence of a quorum.
Shareholder Proposals, Director Nominations and Related Bylaw Provisions
What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?
Shareholders may submit proposals for consideration at future shareholder meetings. To be included in our proxy statement for the 2026 Annual Meeting, proposals must be received by our Corporate Secretary no later than October 31, 2025. This deadline is based on SEC Rule 14a-8, which requires proposals to be submitted at least 120 days before the anniversary of the prior year’s proxy statement release. Proposals must also comply with SEC rules regarding the types of shareholder proposals eligible for inclusion. Any proposal received after this date will not be included in the Company’s proxy materials for the 2026 Annual Meeting.
If the 2026 Annual Meeting is scheduled more than 30 days before or after the anniversary of the 2025 Annual Meeting, the deadline for inclusion in the proxy statement will be adjusted accordingly to a reasonable time before printing and mailing of proxy materials. Proposals should be emailed to 2025proxy@calavo.com.
Separately, in accordance with our bylaws, shareholders may submit proposals or nominate directors for consideration at the 2026 Annual Meeting, even if they do not intend them to be included in the proxy statement. Such notices must be submitted between December 24, 2025, and January 23, 2026, and must comply with our advance notice bylaw provisions, including the information required for shareholder proposals and director nominations.
Additionally, shareholders intending to solicit proxies in support of director nominees under SEC Rule 14a-19 (universal proxy rule) must provide notice to the Company no later than February 23, 2026. These shareholders must comply with all requirements of Rule 14a-19, as well as the timing and procedural requirements outlined in our bylaws.
How may I recommend or nominate individuals to serve as directors?
You may propose director candidates for consideration by the Board’s Nominating, Governance and Sustainability Committee (the “Nom/ESG” Committee). Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above.
In addition, our bylaws permit a shareholder to nominate directors for election at an annual shareholders’ meeting, but only if the shareholder complies with the procedures that are set forth in the bylaws. See “What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?” above.
How may I obtain a copy of Calavo’s Bylaw provisions regarding shareholder proposals and director nominations?
Please email 2025proxy@calavo.com for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates and making shareholder proposals. In addition, our bylaws are included as an exhibit in our filed form 10-K filed with the SEC on January 14, 2025.

How may I communicate with Calavo’s Board of Directors?
You may submit an e-mail to our Board at boardmembers@calavo.com. All directors have access to this e-mail address.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics that applies to all our directors, officers and employees. Copies of our code of business conduct and ethics and our Board committee charters are posted on our website at http://www.calavo.com under “Investor Relations — Corporate Governance”.
Shareholders may request free printed copies of our code of business conduct and ethics, and our Board committee charters by emailing 2025proxy@calavo.com.
Board Structure, Independence of Directors and Committee Composition
As of the date of this proxy statement, our Board consists of nine directors. The Board has recommended the election of the eight nominees identified in this proxy statement, each standing for re-election.
The Board has determined that seven of the eight non-employee director nominees — Marc L. Brown, Michael A. DiGregorio, Kathleen Holmgren, Adriana Mendizabal, Steven Hollister, Farha Aslam, and B. John Lindeman — are independent under applicable NASDAQ rules. In assessing the independence of Mr. Hollister, Ms. Aslam, and Mr. Lindeman, the Board considered their past service as interim or executive officers and the compensation received for such roles, concluding that these factors do not impair their independent judgment as directors.
The Board has four committees: (1) Executive, (2) Audit, (3) Nominating, Governance, and Sustainability, and (4) Compensation. The membership of each committee during the last fiscal year and through the date of this proxy statement, along with their respective functions, are outlined below.
During fiscal year 2024, the Board held thirteen meetings. Each director attended at least 75% of all Board and applicable committee meetings for which they were eligible. Directors are encouraged to attend Calavo’s Annual Meeting of Shareholders, and all directors at the time attended the 2024 Annual Meeting, either in person or virtually. The Board has determined that:
1.
All current members of the Audit Committee, Nominating, Governance and Sustainability Committee, and Compensation Committee are independent under applicable NASDAQ rules.

2.
Each current member of the Audit Committee:
a) Meets the independence requirements of both the SEC and NASDAQ for audit committee members.
b) Satisfies NASDAQ’s financial knowledge and sophistication requirements.

3.
Each member of the Compensation Committee:
a) Qualifies as a “non-employee director” under applicable SEC rules.
b) Meets NASDAQ’s independence requirements for compensation committee members

Director	Executive Committee	Audit Committee	Nominating, Governance and Sustainability Committee	Compensation Committee
Farha Aslam			*	*
Marc L. Brown		*	*
Michael A. DiGregorio	*	**
Adriana Mendizabal		*	**
James Helin			*	*
Steven Hollister	**
Kathleen M. Holmgren	*			**
J. Link Leavens	*
B. John Lindeman		*
Number of meetings in fiscal year 2024	0	6	4	5

*
Member.

**
Chair.

Executive Committee.   The Executive Committee exercises the authority of the Board of Directors when the Board is not in session, as permitted by law.
Audit Committee.   The Audit Committee assists the Board and management in overseeing our financial reporting processes and the audit of our financial statements. This includes monitoring the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of both our internal audit function and the independent auditor. Among other responsibilities, the Audit Committee:
•
Prepares the Audit Committee report for inclusion in the annual proxy statement.

•
Appoints, evaluates, and determines the compensation of the independent registered public accounting firm.

•
Reviews and approves the scope of the annual audit, audit fees, and financial statements.

•
Oversees disclosure controls, internal controls, the internal audit function, and corporate policies related to financial reporting and earnings guidance.

•
Investigates complaints concerning financial matters.

•
Reviews risks that may significantly impact our financial statements.

•
Evaluates transactions with related persons.

The Audit Committee works closely with both management and the independent registered public accounting firm. The Board has determined that both Michael A. DiGregorio and B. John Lindeman qualify as audit committee financial experts, as defined by SEC rules and applicable listing standards.
The Audit Committee report is included in this proxy statement, and the Audit Committee charter is available on our website at www.calavo.com under “Investors — Corporate Governance”.
Nominating, Governance and Sustainability Committee.   The Nominating, Governance, and Sustainability Committee is responsible for:
•
Recommending director candidates for election at the Annual Meeting, consistent with Board-approved criteria.

•
Developing and reviewing corporate governance principles and related policies for Board approval.

•
Periodically assessing the size and composition of the Board, including reviewing director qualifications.

•
Considering director candidates proposed by shareholders.

•
Reviewing proposed changes to our Articles of Incorporation and Bylaws.

•
Evaluating shareholder proposals in conjunction with the Chairman of the Board and recommending Board responses.

Calavo is committed to sustainable practices that promote long-term ecological balance, environmental responsibility, and social equity. The Nominating, Governance, and Sustainability Committee:
•
Reviews and approves sustainability goals and tracks progress.

•
Oversees the Company’s annual sustainability report.

•
Ensures alignment between corporate governance and sustainability initiatives.

Calavo’s sustainability policies and annual sustainability report are available on our website at www.calavo.com under “Sustainability.”

The charter of the Nominating, Governance, and Sustainability Committee is available on our website at www.calavo.com under “Investors — Corporate Governance”.
Compensation Committee.   The Compensation Committee is responsible for:
•
Reviewing and approving the Compensation Committee report required by the SEC for inclusion in the annual proxy statement.

•
Retaining compensation consultants and other advisors as needed.

•
Setting and approving executive officer compensation based on established objectives.

•
Approving severance arrangements and other agreements for executive officers.

•
Overseeing equity-based and incentive compensation plans for executive officers.

•
Recommending compensation policies and practices for Board and committee service.

For details on the processes and procedures used to determine executive and director compensation, see “Executive Compensation — Compensation Discussion and Analysis.”
The Compensation Committee charter is available on our website at www.calavo.com under “Investors — Corporate Governance”.
Board Operations
Board Leadership Structure
The Board of Directors’ leadership structure is designed to maintain a balanced and effective relationship between management and the Board. The Board believes it is in the best interest of Calavo and its shareholders to periodically evaluate whether the roles of Chairman and Chief Executive Officer should be separated based on relevant facts and circumstances.
Currently, the Board has determined that separating these roles is in the best interest of Calavo and its shareholders. This structure allows our Chief Executive Officer, Lecil Cole, to focus on Calavo’s operations, while our Chairman of the Board, Farha Aslam, concentrates on long-term strategic planning and corporate governance.
Board Refreshment
The Board recognizes the importance of Board refreshment and, as such, holds annual elections for all directors. The Nominating, Governance, and Sustainability Committee evaluates each incumbent director’s qualifications and performance before recommending their nomination each year.
Self-Evaluations
The Board, along with all committees except the Executive Committee, has historically conducted informal annual self-evaluations. In 2021, the Nominating, Governance, and Sustainability Committee formalized this process, overseeing evaluations that include interviews, discussions, and written questionnaires.
These self-evaluations assess, among other topics:
•
Board and committee composition, including whether the Board has the right mix of diverse experience, background and ideas at policymaking levels;

•
Satisfaction with the performance of our Non-Executive Chairman, committee chairs and individual directors;

•
Satisfaction with Board materials, agenda setting and discussions, and access to senior management.

Sustainability
Sustainability is increasingly important to our customers, employees, and business strategy, and we are committed to operating responsibly. It is a key consideration across all material aspects of our business. Our sustainability strategy focuses on:

•
Commitment to long-term ecological balance, environmental responsibility, and social equity.

•
Optimizing energy use, reducing water consumption, and converting waste into compostable matter.

•
Partnering with industry leaders to reduce food waste, enhance sustainable packaging, and lower emissions.

•
Prioritizing employee health and safety, supporting our communities, and delivering nutritious food.

More details, including our annual sustainability report, are available on our website under Sustainability. (Note: Website content is not incorporated into this proxy statement.).
Director Orientation and Continuing Education
New directors participate in an orientation program that includes materials and briefings to familiarize them with our business, strategies, and governance policies. Ongoing education is provided to all directors through Board materials, presentations, discussions with management, and site visits to our facilities.
Risk Oversight
The Board oversees our risk management processes, both as a whole and through its key committees, which meet regularly and report back to the Board. While the Board and its committees provide oversight, management is responsible for managing enterprise risks. The Board recognizes that eliminating all risk is neither possible nor desirable; instead, it views appropriate risk-taking as essential to long-term success. The Board seeks to understand and oversee critical business risks within the context of our strategy, the significance of each risk, and the allocation of risk management resources.
As part of its oversight responsibilities, the Board places particular emphasis on cybersecurity risk management, recognizing the increasing importance of safeguarding our information systems and data. Our cybersecurity risk management program is integrated with our overall enterprise risk management program, sharing common methodologies, reporting channels, and governance processes across all functions. This integration ensures a holistic approach to risk management, enabling us to address cybersecurity risks within the context of broader organizational risks.
We build and evaluate our cybersecurity risk management program based on the National Institute of Standards and Technology Cybersecurity Framework (NIST CSF). Utilizing the NIST CSF enables us to systematically identify, assess, and manage cybersecurity risks pertinent to our business operations. Our cybersecurity risk management program is grounded in a zero-trust framework and employs a multi-layered approach to ensure comprehensive protection, including:
•
Awareness and Training for Employees: We conduct regular phishing campaigns, management meeting briefings, and annual mandatory training with simulations of common cybersecurity threats to enhance employee awareness and preparedness.

•
Security Tools and Technologies: Advanced security tools and technologies, along with control policies and active review procedures, are utilized to strengthen authentication and access protection, including multi-factor authentication, encryption, and continuous monitoring of network activities.

•
Third-Party Risk Management: We implement rigorous third-party risk management processes and monitoring procedures to ensure that service providers, suppliers, and vendors adhere to our cybersecurity standards.

•
Risk and Vulnerability Management: Our program encompasses proactive and predictive defenses, including vulnerability scans, penetration testing, and threat intelligence analysis to address emerging threats.

•
Managed Detection and Incident Response: Advanced endpoint protection and managed detection and response services enable rapid identification and response to potential security incidents. Our incident response team is equipped to handle various types of cyber threats and minimize operational impact.

Governance and oversight of our cybersecurity risk management program are led by the Director of Information Technology & Services (“IT Director”), in collaboration with a third-party provider with significant cybersecurity expertise. The Board of Directors considers cybersecurity risk as part of its overall risk oversight function. The Audit Committee receives briefings from the IT Director at least annually, which include updates on cybersecurity risks and threats, the status of projects to strengthen information security systems, assessments of the information security program, and the evolving cybersecurity threat landscape.
The Board remains committed to ensuring that our cybersecurity practices are aligned with industry standards and best practices, supporting a robust and proactive approach to cybersecurity risk management.
Committee Responsibilities in Risk Oversight:
•
Audit Committee — Oversees risks related to financial statements, reporting, disclosure processes, internal controls, and accounting. It also supervises the internal audit function and holds regular meetings with the CFO, independent auditors, and internal audit.

•
Compensation Committee — Oversees risks associated with compensation philosophy and programs, ensuring incentive pay does not encourage excessive or inappropriate risk-taking.

•
Nominating, Governance, and Sustainability Committee — Oversees risks related to governance policies, board structure, and membership. It also monitors risks associated with sustainability and corporate responsibility, including climate change, food safety, and diversity.

Our internal control environment supports risk identification and management, with regular communications to the Board. Senior managers provide ongoing reports on material risks — such as operational, financial, strategic, competitive, reputational, legal, and regulatory risks — and how they are managed. These reports incorporate insights from initiatives such as annual information security audits conducted by certified auditors.
Additionally, we have training and compliance programs to help employees identify and escalate risks, including those related to information security. Each Board committee has access to outside advisors and may engage independent counsel as needed.
Director Nominees
Shareholder Nominees
The Nominating, Governance, and Sustainability Committee considers shareholder nominations for Board candidates. In evaluating nominees, the committee seeks to maintain a balanced mix of knowledge, experience, and capabilities on the Board.
Shareholders submitting nominations for consideration should include the nominee’s name and qualifications for Board membership and email the information to 2025proxy@calavo.com.
Additionally, shareholders may nominate directors for consideration at an Annual Meeting by following the procedures outlined in our bylaws. For more details, see “Questions and Answers — What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders?”
Director Qualifications
The Nominating, Governance, and Sustainability Committee believes Board members should uphold the highest professional and personal ethics and values, consistent with Calavo’s longstanding standards. Directors should have broad experience at the policy-making level in business, government, education, technology, or public interest. They must be committed to enhancing shareholder value and have sufficient time to fulfill their responsibilities, providing insight and practical wisdom from their experiences. Service on other public company boards should be limited to a number that allows them to effectively perform their duties. Each director must represent the interests of all shareholders.
While neither the Nominating, Governance, and Sustainability Committee nor the Board has a written policy on diversity, the committee actively seeks candidates with diverse backgrounds, skills, experiences, and expertise when recommending nominees. Considerations include industry experience, specialized expertise, gender diversity, other background diversity, and prior leadership roles. The Board and the committee are committed to nominating candidates in compliance with federal and state laws regarding board diversity.
Among our eight nominees for election to the Board:
•
Three self-identify as women.

•
Three self-identify as members of an underrepresented community, including individuals who are Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, or Alaska Native, or who identify as gay, lesbian, bisexual, or transgender.

Identifying and Evaluating Nominees for Director
The Nominating, Governance, and Sustainability Committee employs various methods to identify and evaluate director nominees. The committee periodically assesses the Board’s size and considers whether vacancies are expected due to retirement or other factors. When vacancies arise or are anticipated, the committee reviews potential candidates from multiple sources, including current Board members, professional search firms, shareholders, and other contacts.
Candidates are evaluated at regular or special committee meetings and may be considered at any time throughout the year. As noted above, the committee also considers shareholder-nominated candidates. Any material submitted by shareholders in support of a nominee will be forwarded to the committee for review. Additionally, the committee reviews materials from professional search firms or other sources for non-shareholder-proposed candidates.
Director Compensation
Our director compensation program is designed to attract and retain highly qualified non-employee directors while aligning their interests with the long-term success of our stockholders. The Compensation Committee annually reviews director compensation, including both equity and cash components, and recommends adjustments to the Board as needed. The committee also consults its independent compensation advisor to benchmark director compensation against peer companies.
Under the Calavo Growers, Inc. 2020 Equity Incentive Plan:
•
Total annual compensation for a non-employee director in any fiscal year may not exceed $450,000.

•
In the fiscal year of a director’s initial service, this cap on total annual compensation increases to $650,000.

•
Stock and/or option awards granted to a non-employee director may not exceed 20,000 shares per fiscal year.

The Compensation Committee periodically assesses our director compensation program to ensure it remains competitive and aligned with shareholder interests.
Annual Retainers and Equity
During fiscal 2024, non-employee directors received a base cash retainer, along with additional fees for specific Board roles, including chair and committee service. Directors were also reimbursed for reasonable expenses incurred in performing their duties.
Each non-employee director received a $70,000 annual base retainer for service from November 1, 2023, through October 31, 2024. Retainers and committee fees were paid quarterly, with adjustments made on a pro-rata basis for mid-year role changes.
Directors may also receive additional compensation for special projects or special committee service, as determined by the Board. Fees for special committee service may vary according to the scope of work and time commitment required.

Compensation is pro-rated for directors serving less than a full fiscal year. The following table outlines the fiscal 2024 compensation structure for non-employee directors:
Annual Retainer for Board Members	$70,000
Additional Annual Retainers
Board Chairman	$40,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$12.000
Nominating, Governance and Sustainability Committee Chair	$10,000
Audit Committee Members	$7,500
Compensation Committee Members	$6,000
Nominating, Governance and Sustainability Committee Members	$5,000
Executive Committee Members	$4,000
Target Annual Equity Compensation Award Grant Date Value	$120,000
During fiscal year 2024, the below table reflects which persons received additional annual retainers for service in the below roles.
Additional Annual Retainers	Name
Board Chairman	Steven W. Hollister
Audit Committee Chair	Michael A. DiGregorio
Compensation Committee Chair	Kathleen M. Holmgren
Nominating, Governance and Sustainability Committee Chair	Adriana Mendizabal
In fiscal year 2024, on November 1, 2023, eight non-employee directors were each granted 4,929 restricted stock units (“RSU”) (for a total of 39,432 RSUs) under the 2020 Equity Incentive Plan (the “2020 Plan”) at an approximate total grant date value per award of $120,000. The closing share price of our common stock on such grant date was $24.35. Additionally, when Mr. Lindeman joined the board on June 3, 2024, he was granted 2,054 RSUs under the 2020 Plan at an approximate total grant date value of $53,000. The closing share price of our common stock on this grant date was $25.84. As of November 1, 2024, all of these RSUs became vested, and shares were issued to all non-employee directors in exchange for such vested RSUs except for Farha Aslam and James Helin who had previously entered into agreements with the Company to defer receipt of such shares.
In fiscal year 2025, on November 1, 2024, all nine non-employee directors were each granted 2,220 RSUs (for a total of 19,980 RSUs) under the 2020 Plan at an approximate total grant date value per award of $60,000. The closing share price of our common stock on such grant date was $27.03. These RSUs will vest on the date of the Annual Meeting, and shares will be issued subject to continued service of the director through such vesting date. Going forward, non-employee directors that are elected (or re-elected) at each annual meeting will receive an annual equity grant on the day after such annual meeting with an approximate grant date value of $120,000 for each award.
Stock Ownership Guidelines for Non-Employee Directors
Our non-employee directors are subject to stock ownership guidelines as more fully described below in the section titled “Stock Ownership Guidelines”. Under these guidelines, non-employee directors are required to own equity in the Company with a cumulative value of at least $320,000 by their fifth year of election or appointment, which is approximately equal to 460% of their current annual base retainer.
All of our non-employee directors have satisfied (or are on track to satisfy) this stock ownership requirement. Adriana Mendizabal (appointed to the Board in December 2021) is on track to own $320,000 of equity by her fifth year of appointment.

Director Compensation Table
The following table summarizes compensation that our directors earned (in their capacity as non-employee directors) during fiscal 2024 for services as members of our Board. All stock and option awards granted in fiscal 2024 were issued under the 2020 Equity Incentive Plan.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Total ($)
Marc Brown	$82,500	$120,021	—	$202,521
Adriana Mendizabal(3)	87,500	120,021	—	207,521
Michael A. DiGregorio	89,000	120,021	—	209,021
James Helin	101,500	120,021	—	221,521
Steven Hollister	114,000	120,021	—	234,021
Kathleen M. Holmgren(3)	124,000	120,021	—	244,021
J. Link Leavens	74,000	120,021	—	194,021
Farha Aslam(3)	81,000	120,021	—	201,021
B. John Lindeman(3)	32,292	53,075	99,400	184,767

(1)
The estimated grant date values for the above stock awards were computed in accordance with FASB ASC Topic 718. These amounts reflect our financial accounting expense for these awards in accordance with FASB ASC Topic 718 and will not necessarily reflect the actual value that may be realized by the grantees with respect to these awards. This value of a stock award is determined based on the number of shares granted multiplied by the closing share price of our common stock on the date of grant. Further discussion and assumptions utilized with respect to these valuations are set forth in Note 12 (Stock-Based Compensation) to our consolidated financial statements contained in our Annual Report on Form 10-K filed on January 14, 2025 for the fiscal year ended October 31, 2024.

(2)
The grant date aggregate fair value of restricted stock units granted during fiscal year 2024 for the non-employee directors, computed in accordance with FASB ASC Topic 718, was $1,013,243. Such grants vested in full on November 1, 2024. The closing share price of our common stock at the grant date was $24.35 and the number of shares awarded to each grantee was 4,929 except for Mr. Lindeman. Mr. Lindeman received a grant of 2,054 shares on June 3, 2024, on which date the closing share price was $25.84. Mr. Lindeman also received a stock option grant to acquire up to 10,000 shares on June 3, 2024, at a per share exercise price of $25.84 and on which date the closing share price was $25.84. This stock option vests in equal increments on each anniversary date of the grant over a five-year period, and each increment is exercisable for five years from its vesting date.

(3)
As of the last day of fiscal 2024, Ms. Mendizabal, Ms. Holmgren, Ms. Aslam and Mr. Lindeman held stock options (including vested and unvested options, and excluding expired options) to acquire 10,000, 4,000, 10,000 and 10,000 shares of our common stock, respectively. No other non-employee director held any stock options.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
There are eight nominees for election to our Board this year. Except for John Lindeman, all nominees have served as directors since the last Annual Meeting. On February 27, 2025, the Board adopted a resolution reducing the total number of directors from nine to eight, effective as of the date of the Annual Meeting. As a result, only eight directors will be elected at this meeting. Each director is elected annually to serve until the next Annual Meeting or until their successor is elected. There are no family relationships among our executive officers and directors. There have been no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no arrangements or understandings with another person pursuant to which any of our executive officers or directors were selected as an executive officer or director. There are no arrangements between any director or director nominee and any person or entity other than the Company relating to the compensation or other payment in connection with the director or nominee’s candidacy or service. None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.
Voting Process and Election Standards
The eight director candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected. In an uncontested election, if a director nominee receives more “WITHHELD” votes than “FOR” votes, they must promptly offer their resignation to the Board. A committee of independent directors (excluding any director required to offer their resignation) will evaluate all relevant factors and determine whether to accept the resignation or take other action. The Company will publicly disclose the Board’s decision, including an explanation of the rationale, particularly if the resignation is rejected.
Voting Instructions
If you submit your proxy or voting instruction card without specific voting instructions, your shares will be voted FOR the eight nominees recommended by the Board. To provide specific voting instructions, indicate your choices on your proxy or voting instruction card.
Cumulative Voting
You may cumulate your votes in favor of one or more directors. To do so, you must explicitly indicate your intent to cumulate votes among the eight nominees. If you are a shareholder of record, you must submit a proxy card or vote in person (not virtually) at the Annual Meeting to direct cumulative voting. For more details, see “Questions and Answers — Voting Information — Is cumulative voting permitted for the election of directors?”
Nominee Availability
All nominees have confirmed their willingness to serve. However, if any nominees become unavailable, the proxy holders, Ms. Holmgren and Ms. Aslam, will vote for a replacement nominee designated by the Board.

Farha Aslam
Director Since: 2021
Age: 56
Independent/ Chairman
Committees:	Other public company boards:	Background	Key Qualification and Skills
Executive (Chair)	Pilgrim’s Pride Corporation (Nasdaq: PPC) Green Plains Inc (Nasdaq: GPRE) AdvanSix Inc (NYSE: ASIX)	Ms. Aslam is Founder and has served as Managing Partner at Crescent House Capital, an investment and strategic advisory firm, since 2019. Previously, from 2004 to 2018, she was a Managing Director leading Stephens Inc.’s food and agribusiness equity research team, with prior roles as Vice President at Merrill Lynch and Risk Management Advisor at UBS.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Ms. Aslam’s experience as a financial expert and strategic adviser provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.
Marc L. Brown
Director Since: 2010
Age: 73
Independent
Committees:	Other public company boards:	Background	Key Qualification and Skills
Audit Nom/ESG	None	Mr. Brown was a member of TroyGould PC, a Los Angeles law firm, from 2000 until his retirement in 2020. Mr. Brown brings to the Board of Directors over forty years of experience counseling numerous public corporations in matters involving mergers and acquisitions, securities offerings, corporate governance, executive compensation and compliance with the United States securities laws.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Mr. Brown’s extensive legal experience provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.

Michael A. DiGregorio
Director Since: 2013
Age: 70
Independent
Committees:	Other public company boards:	Background	Key Qualification and Skills
Audit (Chair) Executive	None	Mr. DiGregorio is a Certified Public Accountant (inactive) who started his career at Deloitte. He has been Chief Financial Officer of public and private companies, including Korn Ferry, St. John Knits, Jafra Cosmetics, The Wackenhut Corporation, Atlantis Plastics and Gillette Iberia. He also served as President of Jafra Cosmetics USA. He retired from Korn Ferry in 2012. Mr. DiGregorio has been on seven different boards in the past twelve years.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Mr. DiGregorio’s financial and leadership experience provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.
Steven Hollister
Director Since: 2008
Age: 67
Independent
Committees:	Other public company boards:	Background	Key Qualification and Skills
Compensation	None	Mr. Hollister has been a Managing Member of Rocking Spade, LLC, a diversified investor and developer with interests in ranching and commercial properties, since 2001. Previously Mr. Hollister was Vice President of Sunrise Mortgage & Investment Company, General Manager of Niven Family Wine Estates, Chief Operating Officer of Fess Parker Winery & Vineyard and Santa Barbara County Wine Center, and Senior Vice President of Central Coast Farm Credit.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Mr. Hollister’s diverse experience in finance and agriculture provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.

Kathleen M. Holmgren
Director Since: 2017
Age: 67
Independent
Committees:	Other public company boards:	Background	Key Qualification and Skills
Compensation (Chair) Executive	Extreme Networks (Nasdaq: EXTR)	Ms. Holmgren has been Principal of Sage Advice Partners, a management consulting practice, since 2006. Previously Ms. Holmgren worked as a Senior Vice President at Sun Microsystems, CEO at Mendocino Software and COO at Automation Anywhere.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Ms. Holmgren’s extensive leadership experience provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.
J. Link Leavens
Director Since: 1987
Age: 73
Committees:	Other public company boards:	Background	Key Qualification and Skills
Executive	None	Mr. Leavens has been President and CEO of Leavens Ranches, LLC since 1973. Leavens Ranches farms 1,200 acres of lemons, avocados and grapes in Ventura and Monterey Counties. He has served as President of the Ventura County Farm Bureau and the Ventura County Resource Conservation District. Leavens Ranches have been delivering avocados to Calavo since 1956. Mr. Leavens served as Chairman of Calavo’s Board of Directors from January 2020 to January 2022.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Mr. Leavens’ experience in the agriculture industry provides an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.

B. John Lindeman
Director Since: 2024
Age: 55
Committees:	Other public company boards:	Background	Key Qualification and Skills
Audit	Utz Brands, Inc. (NYSE:UTZ)	Mr. Lindeman currently serves as the Chief Executive Officer of Hydrofarm Holdings Group, Inc. (Nasdaq: HYFM), a wholesaler and manufacturer of hydroponics equipment and commercial horticultural products. Prior to his current role, Mr. Lindeman served as Chief Financial Officer of Hydrofarm Holdings Group, Inc. from March 2020 to December 2024. From August 2015 until March 2020, Mr. Lindeman served as Chief Financial Officer and Corporate Secretary at Calavo. Prior to joining Calavo, Mr. Lindeman held various leadership positions within the finance and investment banking industries, including roles at Janney Montgomery Scott, Stifel Nicolaus, and Legg Mason. Prior to joining Legg Mason, Mr. Lindeman was a Manager at PricewaterhouseCoopers LLP from 1996 to 1999. Mr. Lindeman is a Chartered Financial Analyst.	The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Mr. Lindeman’s financial and leadership experience provide an invaluable asset to the Board of Directors as it evaluates Calavo’s present circumstances and future direction.

Adriana Mendizabal
Director Since: 2022
Age: 60
Independent
Committees:	Other public company boards:	Background	Key Qualification and Skills
Nom/ESG (Chair) Audit	None
Mrs. Mendizabal is an accomplished C-Suite Blue Chip executive in Public Fortune 500 companies with Board experience. Proven track record in executive positions includes Business Unit President and CEO, Global Chief Marketing & Innovations Officer with a career in Procter & Gamble, Johnson & Johnson, Visa, and Herbalife. Mrs. Mendizabal currently holds a Group President position in Stanley Black & Decker since 2019. Prior to this she was President of the Americas and Global Chief Marketing & Innovations Officer for Nature Sunshine Products from 2012 to 2019. Her experience provides a range of industries consumer products, financial services, industrial sector and home improvement. She has operated in large cap and has experience in mid-cap companies, with responsibility up to $9B in revenue.
She is a Board Member of Calavo Growers Inc. (NASDAQ: CVGW), chair of the Governance & ESG committee and member of the Audit committee. She was previously an Independent Director of the Board for The Bank of New York Mellon Mexico and member of the Audit and Risk Committee from 2008 to 2015.
The Nominating, Governance and Sustainability Committee and the Board of Directors believe that Ms. Mendizabal’s track record as a leader who drives shareholder value and her international experience makes her an integral member of our board and a valued advisor to our leadership team.
The Board of Directors unanimously recommends that you vote your shares “FOR” each of the eight nominees named above for election to the Board.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of the Board has appointed Deloitte & Touche LLP as Calavo’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending October 31, 2025. We are requesting shareholder ratification of this appointment. Deloitte & Touche LLP served as our independent registered public accounting firm during fiscal 2024. For details, see “Principal Auditor Fees and Services” later in this report.
Shareholder ratification of Deloitte & Touche LLP’s appointment is not required by California law or our charter documents. However, the Board is submitting the Audit Committee’s selection as a matter of good corporate governance practice.
If shareholders do not ratify the appointment, the Audit Committee will reconsider its selection of an independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee retains the discretion to change the independent auditor at any time during the fiscal year if it determines that doing so is in the best interests of Calavo and its shareholders.
The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2025 fiscal year.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as set forth in Section 14A(a) of the Exchange Act, we are asking Calavo shareholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
At the 2018 and 2024 Annual Meetings, shareholders approved an advisory, non-binding measure to hold annual votes on executive compensation. The Board has followed this recommendation and continues to include an annual shareholder advisory vote on the compensation of Calavo’s named executive officers.
Calavo’s “pay-for-performance” philosophy underpins all decisions regarding executive compensation. This approach, along with the program structure approved by the Compensation Committee, is critical to attracting, retaining, and motivating executives who can drive superior financial results and sustainable growth. For an overview of our executive compensation program, please refer to “Executive Compensation — Compensation Discussion and Analysis.”
This vote does not address any specific element of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. Shareholders are asked to approve the following resolution:
RESOLVED, that the compensation paid to the named executive officers of Calavo Growers, Inc., as disclosed in the 2025 proxy statement pursuant to Item 402 of SEC Regulation S-K — including the Compensation Discussion and Analysis, compensation tables, and accompanying narrative — is hereby approved.
As this vote is advisory, it is not binding on Calavo, the Compensation Committee, or the Board. However, the Board and the Compensation Committee value shareholder input. If there is significant opposition to the named executive officer compensation, the Compensation Committee will consider shareholder concerns and evaluate whether adjustments are warranted.
Approval of this proposal requires the affirmative vote of a majority of the shares of Calavo common stock present in person or represented by proxy and voting at the Annual Meeting.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of Calavo’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 4
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVE PLAN
The Calavo Growers, Inc. 2020 Equity Incentive Plan (the “2020 Plan”) was originally approved by shareholders in 2021 and is set to otherwise expire on December 9, 2025. In February 2025, the Board of Directors approved an amendment and restatement to extend the termination date of the 2020 Plan by five years, from December 9, 2025 to December 9, 2030.
The extension is intended to allow the company to continue granting equity-based incentives that help attract, retain, and motivate key employees, directors, and other service providers. Shareholders are being asked to approve this amendment, which will:
•
Extend the expiration date of the 2020 Plan from December 9, 2025 to December 9, 2030.

•
Maintain all other existing terms of the 2020 Plan without modification including not increasing the maximum number of shares that can be issued under the 2020 Plan.

If approved, the amendment will become effective immediately upon shareholder approval. If not approved, the 2020 Plan will continue in its current form and expire no later than December 9, 2025.
The full text of the proposed amended and restated 2020 Plan is included as Appendix A to this proxy statement. In the event of any conflict between this proposal and the 2020 Plan, the terms of the 2020 Plan shall govern.
Eligibility.   Awards may be granted under the 2020 Plan to employees (including officers) and non-employee directors of the Company or any of our subsidiaries or other affiliates, and to any individual who is an advisor, consultant or other provider of services to us or any of our subsidiaries or other affiliates. Only our employees or those of any of our subsidiaries are eligible to receive incentive stock options (as defined by Internal Revenue Code (“Code”) Section 422). There were approximately 2,100 employees and directors (including all four of our current-named executive officers and all nine of our current non-employee directors) eligible to participate in the 2020 Plan as of the Record Date.
Shares Subject to the 2020 Plan.   As of the Record Date, there were outstanding options covering 530,000 unexercised shares with a weighted average exercise price of $45.71 per share, outstanding awards for restricted stock or restricted stock units covering 24,765 shares (which number reflects their actual number of shares and does not take into account that these are Full Value Awards), and 307,270 remaining unissued shares of common stock available for future awards under the 2020 Plan (assuming all outstanding awards are ultimately fully settled with shares and that the unissued shares are granted under Awards that are not Full Value Awards). The total number of shares which were initially available under the 2020 Plan was 1.5 million shares or the “Share Reserve.” Each share subject to an Award granted will reduce the Share Reserve by two shares if the Award is a Full Value Award or by one share if the Award is not a Full Value Award. Full Value Awards are any Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award settled in Common Stock, excluding, however, (A) an Option, (B) a Stock Appreciation Right, or (C) a Restricted Stock Award or an Other Stock Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the 2020 Plan. Shares of Common Stock shall not be deemed to have been issued pursuant to the 2020 Plan with respect to any portion of an Award that is settled in cash. Shares of Common Stock that are reacquired or withheld by the Company in connection with a tax withholding obligation or as consideration for the exercise of an Option, SAR or any Other Stock Award shall not again become available for issuance under the 2020 Plan. The payment of dividends and dividend equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares of Common Stock available for issuance under the 2020 Plan. The unissued shares and shares subject to outstanding awards constitute approximately 1.9% of the shares of Company Common Stock that were outstanding (on a fully diluted basis) as of the Record Date. In the event of certain changes in our capitalization, the Compensation Committee will adjust applicable 2020 Plan and 2020 Plan award terms, including the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.
Administration.   The Board’s Compensation Committee has the power and authority to administer the 2020 Plan. The Compensation Committee has the authority to interpret the terms and intent of the 2020 Plan, determine eligibility for and terms of awards for participants and make all other determinations necessary or advisable for the administration of the 2020 Plan.
Types of Awards Under the 2020 Plan
The 2020 Plan authorizes a variety of equity-based incentives, including:
•
Stock options (which provide the optionee with the ability to purchase Company common shares at a per share exercise price), including:

•
Incentive stock options (ISOs), which are available only to employees and must comply with Section 422 of the Internal Revenue Code.

•
Nonstatutory stock options (NSOs), which are available to employees, officers, consultants, and directors.

•
The per share exercise price of both ISOs and NSOs must be at least 100% of the fair market value of a Company common share on the grant date (110% for shareholders owning more than ten percent of the Company’s outstanding shares).

•
Stock appreciation rights (SARs), which provide participants the right to receive stock or cash equal to the appreciation in stock value over the time between the SAR grant date and the applicable date(s) of exercise of the SAR. The per share exercise price of a SAR must be at least 100% of the fair market value of a Company common share on the grant date.

•
Restricted stock and restricted stock units, which are subject to vesting conditions, such as continued service or achievement of performance goals. Upon satisfaction of the applicable vesting terms, the holder of restricted stock then has the ability to transfer their newly vested shares, and the holder of restricted stock units will receive vested shares in exchange for their restricted stock units on a one-for-one basis,

•
Performance-based stock awards and performance cash awards, which vest based on the achievement of specific performance goals (and typically time vesting requirements as well) as determined by the Compensation Committee.

•
Other Stock Awards.

Vesting and Limitations
•
Awards generally cannot vest earlier than one year from the grant date, with limited exceptions, including death, disability, or a change in control.

•
Annual compensation for non-employee directors, including both cash and stock-based compensation, cannot exceed $450,000 per fiscal year ($650,000 in the first fiscal year of service).

•
Awards are subject to our Clawback Policy, which allow for recoupment under SEC or NASDAQ rules, or in the event of a financial restatement.

Change in Control Provisions
In the event of a change in control, awards will fully vest unless they are:
•
Assumed by the acquiring company, OR

•
Replaced with a substantially equivalent award.

If the vesting of an award is assumed and the participant’s service is terminated without cause within a specified period following the change in control, accelerated vesting may apply.

Amendment or Termination
The Board of Directors may amend or terminate the 2020 Plan, subject to the following conditions:
•
Shareholder approval is required for amendments that:

•
Increase the number of shares available,

•
Permit repricing of options or SARs, or

•
Otherwise require shareholder approval under NASDAQ rules or applicable laws.

•
No amendment may materially and adversely affect outstanding awards without participant consent, unless otherwise specified in the award agreement.

Section 409A.   Section 409A of the Code provides generally that nonqualified deferred compensation that does not meet certain requirements will subject the recipients of such compensation to accelerated taxation, enhanced underpayment interest and an additional twenty percent tax on the non-compliant compensation. In the case of a participant who is a “specified employee” (within the meaning of Section 409A of the Code), any payment and/or delivery of shares in respect of any award subject to Section 409A of the Code that is nonqualified deferred compensation being paid on account of the participant’s separation from service shall generally not be made prior to the date which is six (6) months after the date of such participant’s separation from service from the Company and our Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company intends that all Awards shall be structured to comply with, or to be exempt from, Section 409A of the Code, such that no adverse tax consequences, interest or penalties under Section 409A of the Code shall apply. Notwithstanding the foregoing, each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the 2020 Plan (including any taxes and penalties under Section 409A of the Code).
Existing Plan Stock Option Grants.   The following table sets forth the number of shares subject to all stock options previously granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the Record Date under the 2020 Plan. These share numbers do not reflect shares subject to other types of awards that have been granted to participants under the 2020 Plan.
Name and Position	Number of Option Shares
Lecil Cole, Chief Executive Officer	500,000
Shawn Munsell, Former Chief Financial Officer	—
Ronald Araiza, Executive Vice President Fresh Foods	—
Michael Browne, Executive Vice President Sales and Operations	—
Paul Harrison, Former Executive Vice President RFG Prepared	—
All current executive officers as a group	500,000
All current directors who are not executive officers as a group	35,000
Each nominee for election as a director	35,000
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All employees as a group (excluding executive officers)	—
New Plan Benefits.   Each of our non-employee directors, if reelected by our shareholders at future Annual Meetings, will continue to receive an equity grant valued at $120,000. The granting of equity-based awards under the 2020 Plan is otherwise at the discretion of the Compensation Committee. The

Compensation Committee has not yet determined any additional awards that will be granted under the 2020 Plan. As such, we cannot determine the number of shares of common stock or the dollar value that will in the future be received by or allocated to any participant in the 2020 Plan.
The following table, though, sets forth information regarding the number of equity-based awards that were made under the 2020 Plan during FY 2024, to (i) each of our named executive officers, (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, and (iv) all employees who are not executive officers, as a group.
Name and Position	Dollar Value ($)	Number of Restricted Stock Units
Lecil Cole, Chief Executive Officer	—	—
Shawn Munsell, Former Chief Financial Officer	—	—
Ronald Araiza, Executive Vice President Fresh Foods	—	—
Michael Browne, Executive Vice President Sales and Operations	—	—
Paul Harrison, Former Executive Vice President RFG Prepared	—	—
Executive Group	—	—
Non-Executive Director Group	$1,013,243	41,586
Non-Executive Officer Employee Group	—	—
Share Price.   The closing share price of our common stock on the Record Date was $24.12 per share.
Certain Federal Income Tax Consequences
The following is a summary, as of March 1, 2025, of certain U.S. federal income tax considerations generally applicable to awards under the 2020 Plan. The summary is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.
Incentive Stock Options.   In general, neither the grant nor the exercise of a Code Section 422 incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this minimum holding period (a “disqualifying disposition”), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the aggregate fair market value of the shares upon exercise over the aggregate exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.
Under the 2020 Plan, incentive stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.
Nonstatutory Stock Options.   A nonstatutory stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a nonstatutory stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a nonstatutory stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any nonstatutory stock option will be equal to the sum of its exercise price and the amount included in income with respect to such option.
Under the 2020 Plan, nonstatutory stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-deferred exchange of the shares of common stock surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis equal to the fair market value of such shares at the time of exercise.
Stock Appreciation Rights.   The grant of a stock appreciation right results in no taxable income to the participant at the time of the award. The participant will recognize compensation income at the time a stock appreciation right is exercised in the amount by which the aggregate fair market value of the common stock or the amount of cash, as the case may be, exceeds the stock appreciation right’s aggregate exercise price, if any. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant. Gain or loss on a subsequent sale or other disposition of shares acquired upon an exercise of a stock appreciation right will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon exercise of a stock appreciation right will be equal to the sum of the exercise price and the amount included in income with respect to such stock appreciation right.
Restricted Stock.   Restricted stock received pursuant to awards, including performance-based awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes if the award contains vesting conditions. If a grantee of restricted stock does not make a Code Section 83(b) election (as defined below), then such grantee realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the grantee will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A stockholder’s tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the stockholder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares held by the stockholder.
Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By timely making a “Section 83(b) election,” the stockholder elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares on the date of grant (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. If a stockholder makes a Section 83(b) election, the stockholder will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse. The stockholder’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the restricted stockholder (valued without taking the restrictions into account), less any amount paid for such shares, and the holding period for such shares begins on the date pf grant. If, however, the shares are subsequently forfeited, the stockholder will be entitled to claim only a capital loss (and not an ordinary loss) with respect to the shares to the extent of the income recognized by the stockholder upon the making of the Section 83(b) election. To make a Section 83(b) election, a stockholder must file an appropriate form of election with the Internal Revenue Service within 30 days after shares of restricted stock are granted, and the stockholder must also provide a copy of such Section 83(b) election to the Company.
In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the restricted stockholder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income to the extent of our earnings and profits, then as a return of capital to the extent of the holder’s tax basis in the restricted stock and then as capital gain.
Restricted Stock Units.   The grant of a restricted stock unit results in no taxable income to the participant at the time of the award. At the time that the Company makes a payment with respect to the restricted stock unit, the participant will recognize compensation income in an amount equal to the fair market value of the shares of common stock received or in the amount of the cash received, as the case may be. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant.
Internal Revenue Code Section 162(m).   Section 162(m) of the Code generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a Section 162(m) covered employees. 2020 Plan awards or any other compensation paid by the Company to Section 162(m) covered employees may not be tax deductible.
Internal Revenue Code Section 409A.   Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2020 Plan (such as restricted stock units). The intent is for the 2020 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.
Internal Revenue Code Section 280G.   For certain employees, if a Change in Control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a Change of Control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such Change in Control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% federal excise tax on this excess amount, for which the Company must withhold, and the Company cannot deduct the excess amount from its taxable income.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of Securities Remaining Available for Future Issuance (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders	558,765(1)	$45.79(2)	307,270(3)
Equity compensation plans not approved by security holders	—	—	—
Total	558,765	$45.79	307,270

(1)
Includes 4,000 shares issuable pursuant to outstanding options under the 2011 Management Incentive Plan and 530,000 shares issuable pursuant to outstanding options under the 2020 Plan as of January 31, 2025. Includes 24,765 shares subject to outstanding RSUs issued under the 2020 Plan.

(2)
Weighted-average exercise price based on 534,000 stock options outstanding, irrespective of vesting. Includes 24,765 shares subject to outstanding RSUs. The weighted average exercise price in column (b) does not take these RSUs into account.

(3)
Represents shares of common stock that may be issued pursuant to future awards under the 2020 Plan. This figure assumes for these purposes that none of the future awards are Full Value Awards under the 2020 Plan.

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment and restatement extending the term of the 2020 Equity Incentive Plan for an additional five years.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of January 31, 2025, except as set forth below, regarding beneficial ownership of our common stock by:
•
Holders of 5% or more of our common stock

•
Calavo directors, director nominees, and executive officers, including those individuals listed in the Summary Compensation Table

•
All current directors and executive officers of Calavo as a group

The information in the table is based on Calavo’s records, SEC filings, and information provided to Calavo. Percentage ownership is calculated based on 17.8 million shares of common stock outstanding as of January 31, 2025. Beneficial ownership is determined in accordance with SEC rules and may not reflect actual ownership for other purposes. Under these rules, beneficial ownership includes shares for which the individual or entity has sole or shared voting or investment power, as well as shares that may be acquired within 60 days of January 31, 2025, through the exercise of stock options or other rights. Unless otherwise noted, each person has sole voting and investment power (or shares such powers with a spouse) over the shares listed in the table.
Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned as of January 31, 2025	Percent of Common Stock Beneficially Owned as of January 31, 2025
5% or Greater Shareholders
Nuance Investments LLC(4)	1,878,348	10.5%
BlackRock Fund Advisors(2)	1,314,376	7.3
The Vanguard Group(3)	1,125,728	6.3
Directors, Nominees and Named Executive Officers
Lecil Cole(8)	715,000	4.0
J. Link Leavens(5)	365,951	2.0
Steven Hollister	41,631	*
Michael A. DiGregorio(6)	32,971	*
James Helin	29,792	*
Marc L. Brown	26,221	*
Kathleen M. Holmgren(7)	24,471	*
Adriana Mendizabal(10)	17,221	*
Farha Aslam(9)	15,792	*
B. John Lindeman	6,645	*
Shawn Munsell	5,089	*
Ronald Araiza	4,310	*
Michael Browne	3,800	*
Paul Harrison	1,018	*
All directors and executive officers as a group (14 persons)	1,289,912	7.2

*
Less than 1.0%.

(1)
Unless otherwise indicated, the address of each individual is 1141-A Cummings Road, Santa Paula, California 93060.

(2)
The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. This information is based upon a Schedule 13G/A filed by BlackRock, Inc. with the SEC on October 7, 2024, and may not reflect the current number of shares of common stock held by BlackRock, Inc. BlackRock, Inc. maintains sole voting power over 1,286,808 shares of our common stock and sole dispositive power over 1,314,376 shares of our common stock.
(3)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. This information is based upon a Schedule 13G/A filed by The Vanguard Group with the SEC on November 12, 2024, and may not reflect the current number of shares of common stock held by The Vanguard Group. The Vanguard Group maintains shared voting power over 14,504 shares of our common stock, sole dispositive power over 1,097,017 shares of our common stock and shared dispositive power over 28,711 shares of our common stock.

(4)
The address of Nuance Investments LLC is 4900 Main Street, Suite 220, Kansas City, MO 64112. This information is based upon a Schedule 13G filed by Nuance Investments LLC with the SEC on February 7, 2025, and may not reflect the current number of shares of common stock held by Nuance Investments LLC. Nuance Investments LLC maintains sole voting and sole dispositive power over 1,878,348 shares of our common stock.

(5)
Includes (i) 83,379 shares of common stock held directly by Mr. Leavens, and (ii) 282,572 shares of common stock held indirectly by Mr. Leavens that are owned of record by partnerships of which Mr. Leavens is a partner.

(6)
Mr. DiGregorio has pledged 20,250 shares as security in a margin account. This pledge was placed prior to Calavo adopting its anti-pledging policy in 2021.

(7)
Includes (i) 20,471 shares of common stock and (ii) 4,000 shares that may be acquired upon the exercise of outstanding stock options.

(8)
Includes (i) 515,000 shares of common stock and (ii) 200,000 shares that may be acquired upon the exercise of outstanding stock options.

(9)
Includes (i) 7,792 shares of common stock, and (ii) 8,000 shares of common stock that may be acquired upon the exercise of outstanding stock options.

(10)
Includes (i) 11,221 shares of common stock and (ii) 6,000 shares that may be acquired upon the exercise of outstanding stock options.

TRANSACTIONS WITH RELATED PERSONS
Calavo has adopted a written policy governing the approval of transactions between Calavo and its directors, director nominees, executive officers, beneficial owners of more than 5% of our common stock, and their immediate family members when the transaction amount exceeds or is expected to exceed $120,000 in a single calendar year. Under this policy, the Audit Committee reviews and determines whether to approve or ratify such transactions, assessing whether they are in the best interests of Calavo. In making this determination, the Audit Committee considers, among other factors it deems relevant:
•
The extent of the related person’s interest in the transaction

•
Whether the transaction is on terms generally available to an unaffiliated third party under similar circumstances

•
The benefits to Calavo

•
The impact or potential impact on a director’s independence if the related party is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer

•
The availability of comparable products or services from other sources

•
The overall terms of the transaction

The Audit Committee has delegated authority to its chair to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $200,000. Any transactions pre-approved by the chair are summarized and presented to the full Board of Directors at its regularly scheduled meetings.
The Audit Committee has also adopted standing pre-approval under the policy for certain limited transactions with related persons. These pre-approved transactions include:
1.
Director compensation approved by the Board or the Compensation Committee

2.
Transactions valued at the lesser of $200,000 or 2% of the other company’s consolidated gross revenues, where the related person’s interest is solely as an employee (other than an executive officer), director, or a beneficial owner of less than 10% of the other company’s shares

3.
Transactions in which all shareholders receive proportional benefits

4.
Avocados delivered to us from our directors under customary marketing agreements, as discussed below

One director and our chief executive officer are controlling shareholders, partners, executive officers, and/or employees of entities that marketed in excess of $120,000 per year of avocados through us under customary marketing agreements during fiscal 2024. During the fiscal year ended October 31, 2024, we paid the following amounts to one director and our chief executive officer or to an affiliated entity for avocados marketed through us:
Director	Amounts paid to director, officer or affiliated entity pursuant to marketing agreements
J. Link Leavens	$8,831,476
Lecil Cole	13,254,231
We did not have any amounts due to Board members or Mr. Cole as of October 31, 2024.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Overview
This Compensation Discussion and Analysis explains the material elements of the compensation that was awarded to, earned by, or paid to each of our named executive officers who are listed below in the Summary Compensation Table during our 2024 fiscal year. Those executive officers are referred to as the “named executive officers.”
At the 2024 Annual Meeting of the shareholders, shareholders approved by over 96% of the shares voting (excluding abstentions and broker non-votes) on an advisory basis the compensation of the named executive officers of Calavo as disclosed in Calavo’s 2024 proxy statement. The Compensation Committee considers the results of this annual “Say on Pay” shareholder vote, together with the other factors discussed in this CD&A, as it considers appropriate when it reviews and approves our compensation program and compensation packages provided to our named executive officers.
Governance Highlights
We are committed to having strong governance practices with respect to our compensation programs, practices and procedures. We believe that these practices reinforce our emphasis on tying executive compensation to performance. The following chart highlights some of our governance practices with respect to executive compensation:
What We Do	What We Do Not Do
Place a heavy emphasis on variable “at-risk” compensation	No significant perquisites
Cap annual incentive award opportunities at 200% of target levels	No “single trigger” severance payments owing solely on account of the occurrence of a change in control event
Maintain share ownership and retention guidelines for executives and directors	No excise tax gross ups upon a change in control
Utilize an independent compensation consulting firm	No stock option or stock appreciation rights (“SAR”) repricing without shareholder approval
Compensation Program Objectives and Philosophy
The Compensation Committee of our Board oversees the design and administration of our executive compensation program. Its primary objectives are to:
•
Attract, motivate, and retain talented and dedicated executive officers.

•
Align compensation with performance by tying cash and stock incentives to measurable corporate and individual objectives.

•
Support business strategies that enhance long-term shareholder value.

To achieve these goals, the Compensation Committee maintains compensation plans that tie a portion of executive officers’ pay to company performance. It evaluates individual executive performance with the aim of setting compensation at levels comparable to those of executives at similarly sized public companies in comparable industries, while also considering our relative performance and strategic goals.
The key elements of our executive compensation program include:
•
Base salaries

•
Annual cash bonus awards based on financial performance measures

•
Stock-based compensation

•
Other benefits and perquisites, including life, disability, and health insurance, a 401(k) savings plan, and automobile allowances

The Compensation Committee may also award discretionary cash or stock-based bonuses in appropriate circumstances. We view these compensation components as interrelated yet distinct. While we assess total compensation, we do not believe that significant compensation from one component should automatically offset another. Instead, our goal is to design a motivational and balanced program that rewards performance and supports both financial and non-financial objectives.
Compensation levels are determined through competitive benchmarking aligned with our recruitment and retention goals, internal equity considerations, and other relevant factors, including recognition of extraordinary performance.
Determination of Compensation Awards
The Compensation Committee conducts an annual strategic review of executive compensation to ensure it provides appropriate incentives, motivation, and competitiveness relative to similarly situated companies. The most recent review was conducted in 2024.
Compensation Committee meetings may include, for all or part of the meeting, Compensation Committee members, the Chief Executive Officer, the Chief Financial Officer, the VP of Human Resources, a recording secretary, and/or other Board members. For compensation decisions concerning executive officers other than the Chief Executive Officer, the Compensation Committee considers recommendations from the Chief Executive Officer.
When determining compensation for the Chief Executive Officer, the Compensation Committee evaluates competitive industry salaries, the CEO’s contributions during the preceding year, and his industry expertise. The Chief Executive Officer does not attend the portion of the meeting where his compensation is discussed.
Review of Compensation Surveys
The Compensation Committee believes that understanding current compensation practices among similarly situated companies is essential to making informed decisions. Accordingly, it periodically reviews third-party surveys and publicly available data regarding executive compensation at comparably sized companies. The Compensation Committee considers this information when determining base salaries, performance-based compensation, equity awards, and other benefits for our named executive officers.
Independent Compensation Consultant
During fiscal 2024, the Compensation Committee engaged Pay Governance LLC, an independent executive compensation consulting firm, to conduct a comprehensive study and develop a peer group of publicly traded companies to serve as a benchmark for competitive market information. The purpose of this study was to ensure Calavo Growers’ executive compensation program remains competitive, aligned with performance, and effective in attracting and retaining top talent.
Peer Group Development and Approval:
The peer group was developed to identify companies broadly representative of (i) the Company’s industry type, business model, and size, and (ii) the labor market in which the Company competes for executive and non-employee director talent.
The proposed peer group was reviewed and approved by the Compensation Committee in May 2024, following detailed discussions and analysis of Pay Governance’s findings.
This peer group serves as the basis for (i) compensation benchmarking and pay practices analysis, (ii) establishing competitive target compensation levels, and (iii) ensuring alignment of executive pay with the Company’s performance and shareholder value creation.

Peer Group Selection Criteria:
To ensure an accurate and relevant comparison, Pay Governance applied the following selection criteria:
1.
Industry:   Companies within the packaged foods and meats, agricultural products and services, food distributors, and broader consumer staples sectors.

2.
Company Type and Geography:   Publicly traded companies based in the U.S. to ensure public disclosure of pay levels and national competition for executive talent.

3.
Core Financial Metrics:

a.
Revenue Range:   Approximately one-third to three times the Company’s projected annual revenue of $600 million, following the sale of the “Fresh Cut” business. This results in a target range of $200 million to $1.5 billion.

b.
Market Capitalization:   Approximately one-third to three times that of the Company, equating to $150 million to $1.5 billion.

4.
Secondary Screens and Qualitative Factors:   Consideration was given to those potential peer companies with EBITDA between $10 million to $100 million, companies with similar business models, and companies identified by Calavo as competitors for business or talent.

Approved Peer Group:
The following companies were selected and approved as the peer group for fiscal 2024:
1.
Utz Brands, Inc. (Packaged Foods and Meats)

2.
Mission Produce, Inc. (Packaged Foods and Meats)

3.
John B. Sanfilippo & Son, Inc. (Packaged Foods and Meats)

4.
Westrock Coffee Company (Packaged Foods and Meats)

5.
MGP Ingredients, Inc. (Distillers and Vintners)

6.
Tootsie Roll Industries, Inc. (Packaged Foods and Meats)

7.
SunOpta Inc. (Packaged Foods and Meats)

8.
The Vita Coco Company, Inc. (Soft Drinks and Non-alcoholic Beverages)

9.
Vital Farms, Inc. (Packaged Foods and Meats)

10.
The Duckhorn Portfolio, Inc. (Distillers and Vintners)

11.
BRC Inc. (Packaged Foods and Meats)

12.
Bridgford Foods Corporation (Packaged Foods and Meats)

13.
Limoneira Company (Agricultural Products and Services)

This peer group was developed with the objective of positioning the Company near the median of key size metrics, including revenue and market capitalization. The Compensation Committee, in collaboration with Pay Governance, will review the peer group annually to ensure continued relevance and accuracy.
Pay Governance’s reports included (i) compensation benchmarking for peer group companies, (ii) insights on executive compensation market trends, and (iii) recommendations for short- and long-term incentive programs.
Pursuant to applicable SEC and NASDAQ rules, the Compensation Committee assessed Pay Governance’s independence and determined that it qualifies as an independent compensation consultant.

The Committee also evaluated whether Pay Governance had any conflicts of interest, considering the following factors:
1.
Any other services provided to Calavo by Pay Governance.

2.
The proportion of fees paid by Calavo relative to Pay Governance’s total revenue.

3.
Pay Governance’s policies and procedures to prevent conflicts of interest.

4.
Any business or personal relationships between Pay Governance or its advisors and Calavo’s executive officers.

5.
Any business or personal relationships between Pay Governance’s advisors and members of the Compensation Committee.

6.
Any ownership of Calavo stock by Pay Governance or its advisors.

Based on this analysis, the Compensation Committee determined that Pay Governance’s work as a compensation consultant did not create any conflicts of interest.
Use of Market Comparisons in Compensation Decisions
The Compensation Committee does not determine executive compensation solely by benchmarking against other companies, nor does it set compensation as a fixed percentage of peer company averages. However, it considers compensation survey data a valuable resource in maintaining a competitive and market-aligned executive compensation program.
The 2024 Pay Governance Study provided important context for:
1.
Establishing competitive pay levels,

2.
Designing short- and long-term incentive programs, and

3.
Ensuring alignment with shareholder interests.

This approach better enables Calavo Growers to attract, retain, and motivate key executives while aligning compensation with company performance and shareholder value creation.
Base Salaries
We provide our named executive officers with base salaries designed to attract and retain top talent in a competitive market while recognizing individual performance and contributions to our business objectives. We also consider the unique circumstances of our company when setting compensation.
The Compensation Committee reviews base salaries annually, with adjustments based on both company and individual performance. Below is a summary of base salary information for our named executive officers currently employed by the company.
On November 15, 2024, James Snyder was appointed Chief Financial Officer of Calavo, with his service commencing on December 2, 2024. His initial annual base salary was set at $430,000.
Our named executive officers’ annual base salaries for the 2024 fiscal year are shown in the below table. There were no changes in base salaries as compared to Fiscal Year 2023 except for Mr. Cole whose salary was increased from the 2023 annual rate of $64,480 in order to match the minimum wage mandated by law for an exempt employee.

Executive Officer	Base Salary for Fiscal 2024
Lecil Cole, Chief Executive Officer	$66,160
Shawn Munsell, Former Chief Financial Officer	430,000
Ronald Araiza, Executive Vice President Fresh Foods	430,000
Michael Browne, Executive Vice President Sales and Operations	430,000
Paul Harrison, Former Executive Vice President RFG Prepared	430,000
Annual Performance-Based Awards
In January 2024, the Compensation Committee determined that the executive compensation structure for fiscal year 2024 would consist of a base salary and a performance-based bonus tied to the achievement of adjusted net income targets established for the year.
The Compensation Committee believes that linking bonuses to specific levels of adjusted net income aligns executive compensation more closely with company performance. Named executive officers are not entitled to accelerated payment of performance-based bonuses in the event of termination of employment.
The performance-based compensation structure for fiscal 2024 includes the following key elements
•
Awards are based on the achievement of Adjusted Net Income targets.

•
Target awards are set at 100% of annual base salary, with a maximum of 200% and a minimum threshold of 50%.

•
Bonuses are determined on a graduated scale based on performance levels rather than linear interpolation.

•
No performance bonus is awarded if the Adjusted Net Income threshold is not met.

•
The Compensation Committee reserves the right to pay up to 50% of earned bonuses in RSUs, which would vest over 36 months.

Named Executive Officer(1) ($, except as specified)	Target Bonus (% of Base Salary)	Payout at Performance Threshold ($)	Payout at Performance Target ($)	Payout at Performance Maximum ($)
Lecil Cole	n/a	n/a	n/a	n/a
Shawn Munsell	100%	215,000	430,000	860,000
Ronald Araiza	100%	215,000	430,000	860,000
Michael Browne	100%	215,000	430,000	860,000
Paul Harrison	100%	215,000	430,000	860,000

(1)
Lecil Cole is not eligible for the above performance-based bonus awards.

The Adjusted Net Income required for each of the Threshold, Target, and Maximum performance levels was $34 million, $38 million, and $42 million. Fiscal year 2024 Adjusted Net Income was $18.7 million. Accordingly, no performance bonus was earned or paid out for fiscal 2024 as the Adjusted Net Income threshold was not attained. However, the Compensation Committee awarded Mr. Araiza and Mr. Browne each a discretionary cash bonus of $50,000 for fiscal year 2024.
Equity Compensation Awards
No equity compensation awards were granted to any named executive officer in fiscal year 2024.

Other Compensation Practices, Policies and Guidelines
Benefits and Perquisites
Benefits and perquisites are designed to attract and retain key employees. Our named executive officers are eligible to participate in the same benefit plans available to all employees, including our 401(k) plan and general health and welfare benefits.
Our 401(k) plan allows for participation starting the first of the month following one month of employment, with immediate vesting. The company matches 100% on the first 3% contributed and 50% on the next 2%, up to a maximum of 4% of compensation. These benefits, along with our health and welfare plans, are provided to substantially all full-time U.S. employees.
Additionally, we provide an automobile allowance to each of our named executive officers, which eliminates the need to track mileage and process reimbursement claims. These benefits enhance total compensation, support employee retention, and help us remain competitive in attracting executive talent.
Stock Ownership Guidelines
The Board believes that directors and Executive Officers best align their interests with shareholders when they maintain a meaningful personal investment in the Company. Under Rule 16a-1 of the Securities Exchange Act of 1934, as amended, “Executive Officers” refers to any designated officer of the Company. In fiscal 2022, the Board significantly increased stock ownership requirements for non-employee directors and Executive Officers.
•
Non-Employee Directors must hold Company equity with a cumulative value of at least $320,000.

•
The Chief Executive Officer must hold Company equity valued at a minimum of 500% of their annual base salary.

•
All other Executive Officers must hold Company equity valued at a minimum of 200% of their annual base salary.

Non-Employee Directors and Executive Officers must meet these stock ownership requirements within five years of their election or appointment, or by August 29, 2027, whichever is later.
The required ownership levels are assessed annually by the Board as of January 31, based on the higher of:
1.
The average daily closing price of the Company’s common stock for the prior month of January, or

2.
The fair market value on the date the shares or equity awards were acquired.

If a director or Executive Officer has not met the ownership requirement by the deadline, they are expected to retain at least 50% of net shares received from equity awards under the 2020 Plan, after accounting for shares used to pay taxes on those awards.
The following equity types count toward the stock ownership requirement:
•
Shares owned directly

•
Shares owned jointly or separately by a spouse

•
Shares held in trust for the benefit of the holder, spouse, or children

•
Restricted shares (both vested and unvested)

•
Vested RSUs

•
Unvested RSUs

Unvested PRSUs and unexercised stock options do not count toward meeting the requirement.

Not all current directors and executive officers have met these stock ownership requirements. Since the compliance deadline has not yet passed, however, all individuals remain on track and are considered currently in compliance with the policy. The Board will continue to monitor progress annually.
Clawback and Recovery of Compensation
Calavo maintains its Clawback Policy, adopted in December 2022, applicable to current and former executive officers in accordance with SEC rules and Nasdaq listing requirements. This policy allows Calavo to recover incentive-based compensation if the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements.
Additionally, awards granted under the 2020 Equity Incentive Plan are subject to clawback, recoupment, or adjustment consistent with Calavo’s Clawback Policy and applicable laws. The Compensation Committee has full discretion to enforce clawback provisions on both cash and equity-based compensation when appropriate.
Clawback Provisions
Under the employment agreements for those named executive officers who have such agreements, any incentive-based compensation, or any other compensation, paid is subject to recovery by Calavo under any law, government regulation or stock exchange listing requirement and will be subject to such deductions and “clawback” as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement or which is subject to recovery under any clawback policy adopted by Calavo that is applicable to its executive officers. Calavo will make any determination for clawback or recovery in accordance with its determination of any applicable law or regulation and based upon its review of any clawback policy adopted by Calavo.
The clawback policy applies to Incentive Compensation (as defined in the policy and described below) approved, awarded or granted on or after December 1, 2022 and provides that in the event Calavo is required to prepare an accounting restatement of its financial statements due to Calavo’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Board will require reimbursement or forfeiture of any excess Incentive Compensation subject to the policy received by a covered executive during the three completed fiscal years immediately preceding the date on which Calavo is required to prepare an accounting restatement. The policy defines Incentive Compensation as any compensation granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, which in turn is a measure determined and presented in accordance with the accounting principles used in preparing Calavo’s financial statements, and any measure that are derived wholly or in part from such measures. The amount to be recovered will be the excess of the Incentive Compensation paid to the covered executive based on the erroneous data over the Incentive Compensation that would have been paid to the covered executive had it been based on the restated results, as determined by the Board. Such amount will be computed without regard to any taxes paid by the Covered Executive.
In addition, under the terms of the 2020 Plan, if, due to the material noncompliance of the Company with any financial reporting requirement of the United States securities laws, rules and regulations, the Company is required to prepare an accounting restatement of its financial statements, the Company will take the following actions with respect to each award that was granted under the 2020 Plan during the three-year period preceding the date on which the Company becomes required to prepare such restatement, regardless as to whether such restatement is attributable to any 2020 Plan Participant’s (“Participant”) or other person’s negligence, fraud or other misconduct:
(i)
If an award is unpaid, unvested or unexercised, the Company will cancel all or a portion of the award, if and to the extent that the Compensation Committee determines that the award to the Participant was based upon erroneous data contained in the Company’s financial statements and was in excess of the award that the Participant would have received based upon the Company’s restated financial statements;

(ii)
If any shares have been issued by the Company to the Participant under the award and have vested, the Participant will be required to transfer to the Company, for no consideration, all or a portion of such shares or a cash amount equal to the fair market value of such shares as of the date of the restated financial statements, if and to the extent that the Compensation Committee determines that the award of such shares received by the Participant was based upon erroneous data contained in the Company’s financial statements and was in excess of the shares that the Participant would have received based upon the Company’s restated financial statements; and

(iii)
If an award has been paid in cash by the Company to the Participant under the award, the Participant will be required to return to the Company, for no consideration, all or a portion of such cash, if and to the extent that the Compensation Committee determines that the award of such cash payment received by the Participant was based upon erroneous data contained in the Company’s financial statements and was in excess of the cash payment that the Participant would have received based upon the Company’s restated financial statements.

Policy Prohibiting the Hedging or Pledging of Company Stock
We maintain an Anti-Hedging/Anti-Pledging Policy that prohibits our directors and executive officers from:
•
Hedging or derivative transactions involving Calavo securities,

•
Pledging Calavo securities as collateral for loans, and

•
Short-selling Calavo securities or engaging in other restricted transactions.

An exception may be permitted only with written approval from the Board or the Chair of the Nominating and Governance Committee for (i) transactions or positions that predated the policy or (ii) unusual circumstances that do not violate the spirit and intent of the policy. No exceptions will be granted for short sales that violate Section 16(c) of the Exchange Act.
We also maintain an Insider Trading Policy that governs purchases, sales, and dispositions of Calavo securities by directors, officers, and employees, that is reasonably designed to promote compliance with SEC regulations, insider trading laws, and Nasdaq listing standards. The policy prohibits:
•
Trading in Calavo securities while in possession of Material Nonpublic Information,

•
Short sales of Calavo securities, unless part of an approved hedging transaction,

•
Transactions in put options, call options, or other derivative securities,

•
Hedging or monetization transactions, unless expressly permitted under the Anti-Hedging/Anti-Pledging Policy,

•
Margin accounts or pledging transactions, unless expressly permitted under the Anti-Hedging/Anti-Pledging Policy, and

•
Standing or limit orders, unless structured under a pre-approved Rule 10b5-1 trading plan.

To help prevent inadvertent violations, executive officers, directors, and designated insiders must obtain pre-clearance from the Compliance Representative before executing transactions in Calavo securities. Additionally, directors and executive officers are subject to Blackout Periods and Window Period restrictions as outlined in our Insider Trading Policy.
Policies and practices for granting certain equity awards
Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

During fiscal year 2024, the Company did not grant stock options (or similar awards) to any named executive officer at any time including during any period beginning four business days before and ending one day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.
The Company grants stock options to its employees (other than executive officers) annually after a meeting of the Compensation Committee, and during an open trading window under the Company’s insider trading policy. The Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee compensation.
Tax Considerations
Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance based. Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to anyone serving (or who has served) as the chief executive officer or the chief financial officer at any time during a fiscal year and the top three other highest compensated executive officers serving at any fiscal year-end. While the Compensation Committee considers tax deductibility as one of many factors in determining executive compensation, the Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not fully tax deductible.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of Calavo Growers, Inc. has reviewed and discussed the foregoing Compensation Discussion and Analysis with the Chief Executive Officer. Based on this review and discussion, the Compensation Committee unanimously recommends that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
Kathleen M. Holmgren, Chair
James Helin
Steven Hollister

The following table presents the annual compensation for each individual who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2024, as well as our three other highest-paid executive officers. This includes any executive officers who served only during a portion of fiscal year 2024 but are required to be disclosed.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(6) ($)	Option Awards(6) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Lecil Cole(1)	2024	66,160	—	—	—	—	11,600	77,760
Chief Executive Officer	2023	41,515	—	—	1,840,000	—	9,819	1,891,334
Shawn Munsell(2)	2024	430,000	—	—	—	—	40,002	470,002
Former Chief Financial Officer	2023	426,219	—	249,000	—	—	38,870	714,089
	2022	143,654	41,500	350,000	—	—	8,038	543,192
Ronald Araiza(3)	2024	430,000	50,000	—	—	—	43,473	523,473
Executive Vice President Fresh Foods	2023	190,849	—	—	—	—	18,708	209,557
	2022	430,000	55,040	172,000	—	—	24,253	681,293
Michael Browne(4)	2024	430,000	50,000	—	—	—	35,857	515,857
Executive Vice President Sales and Operations	2023	162,077	—	—	—	—	10,678	172,755
Paul Harrison(5)	2024	383,105	—	—	—	—	47,273	430,378
Former Executive Vice President RFG Prepared	2023	318,411	—	79,000	—	—	22,790	420,201

(1)
All Other Compensation consists of (i) $404 we paid on behalf of Mr. Cole related to health insurance, (ii) $11,196 we paid to Mr. Cole related to a car allowance, (iii) and $71 we paid on behalf of Mr. Cole related to life insurance which is a benefit provided to all employees.

(2)
On November 11, 2024, Mr. Munsell, Chief Financial Officer, gave notice of his resignation effective December 1, 2024. All Other Compensation consists of (i) $17,159 we paid on behalf of Mr. Munsell related to health insurance, (ii) $11,196 we paid to Mr. Munsell related to a car allowance, (iii) $9,295 of contributions made by us to our 401(k) plan on behalf of Mr. Munsell, (iv) $912 we paid on behalf of Mr. Munsell related to life insurance which is a benefit provided to all employees and (v) $1,440 we paid to Mr. Munsell for a phone allowance.

(3)
On May 22, 2023, Mr. Araiza was appointed as Executive Vice President Fresh Foods. Mr. Araiza’s initial annual base salary was $430,000. All Other Compensation consists of (i) $13,038 we paid on behalf of Mr. Araiza related to health insurance, (ii) $11,196 we paid to Mr. Araiza related to a car allowance, (iii) $13,800 of contributions made by us to our 401(k) plan on behalf of Mr. Araiza, (iv) $4,960 we paid on behalf of Mr. Araiza related to life insurance which is a benefit provided to all employees and (v) $480 we paid to Mr. Araiza for a phone allowance. The Compensation Committee awarded Mr. Araiza a discretionary cash bonus of $50,000 for 2024.

(4)
On June 7, 2023, Mr. Browne was appointed as Executive Vice President Sales and Operations. Mr. Browne’s initial annual base salary was $430,000. All Other Compensation consists of (i) $17,095 we paid on behalf of Mr. Browne related to health insurance, (ii) $11,196 we paid to Mr. Browne related to a car allowance, (iii) $6,246 we paid on behalf of Mr. Browne related to life insurance which is a benefit provided to all employees and (iv) $1,320 we paid to Mr. Browne for a phone allowance. The Compensation Committee awarded Mr. Browne a discretionary cash bonus of $50,000 for 2024.

(5)
On August 24, 2023, Mr. Harrison was appointed as Executive Vice President of RFG Prepared. Mr. Harrison’s initial annual base salary was $430,000. All Other Compensation consists of (i) $23,534 we paid on behalf of Mr. Harrison related to health insurance, (ii) $9,330 we paid to Mr. Harrison related to a car allowance, (iii) $12,977 of contributions made by us to our 401(k) plan on behalf of Mr. Harrison, (iv) $332 we paid on behalf of Mr. Harrison related to life insurance which is a benefit provided to all employees and (v) $1,100 we paid to Mr. Harrison for a phone allowance. Mr. Harrison resigned his employment on August 15, 2024.
(6)
The estimated grant date values for the above stock awards were computed in accordance with FASB ASC Topic 718. These amounts reflect our financial accounting expense for these awards in accordance with FASB ASC Topic 718 and will not necessarily reflect the actual value that may be realized by the grantees with respect to these awards. This value of a stock award is determined based on the number of shares granted multiplied by the closing share price of our common stock on the date of grant. Further discussion and assumptions utilized with respect to these valuations are set forth in Note 12 (Stock-Based Compensation) to our consolidated financial statements contained in our Annual Report on Form 10-K filed on January 14, 2025, for the fiscal year ended October 31, 2024.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Grant date fair value of stock awards ($)	All other stock awards: Number of shares of stock or units
Name/Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lecil Cole, Chief Executive Officer	n/a	—	—	—	—	—	—	n/a
Shawn Munsell, Former Chief Financial Officer – Cash Incentive	n/a	215,000	430,000	860,000	—	—	—	n/a	—
Mike Browne, Executive Vice President Sales & Operations – Cash Incentive	n/a	215,000	430,000	860,000	—	—	—	n/a	—
Ronald Araiza, Executive Vice President Fresh Foods – Cash Incentive	n/a	215,000	430,000	860,000	—	—	—	n/a	—
Paul Harrison, Former Executive Vice President RFG Prepared – Cash Incentive	n/a	215,000	430,000	860,000	—	—	—	n/a	—

(1)
The amounts set forth above reflect the threshold amount, the target amount and the maximum amount that each of our named executive officers could have earned under our performance-based bonus plan for services performed in fiscal 2024 if Calavo had attained the respective Adjusted Net Income levels discussed above under Compensation Discussion and Analysis. The Compensation Committee reserved the right to pay up to 50% of any earned bonuses in RSUs to vest over 36 months.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following tables provides the outstanding equity awards for each named executive officer as of October 31, 2024. Other than as reported in the tables below, no other named executive officer held any unvested shares or stock options as of October 31, 2024.
Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Shawn Munsell(1)	5,405	143,665	—	—

(1)
These RSUs vest annually in one-third increments, with the first installment vesting on June 20, 2024.

(2)
The market value was calculated using the Company’s closing share price of $26.58 on October 31, 2024 which was the last day of Fiscal Year 2024.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise Price ($)	Option expiration date
Lecil Cole	200,000		300,000	24.39	3/10/2033
The option vests in four tranches based on the following performance milestones:
1)
200,000 shares vested on March 10, 2024, based on continued service through that date.

2)
100,000 shares vest upon:

a)
The Company’s stock reaching a closing price of $50.00 or higher on Nasdaq.

b)
The 30-day average closing price following this milestone also being $50.00 or higher.

3)
100,000 shares vest upon:

a)
The Company’s stock reaching a closing price of $50.00 or higher.

b)
The 30-day average closing price reaching $60.00 or higher.

4)
100,000 shares vest upon:

a)
The Company’s stock reaching a closing price of $50.00 or higher.

b)
The 30-day average closing price reaching $70.00 or higher.

Vesting of all milestone-based tranches is contingent upon Mr. Cole’s continued service as President and CEO through each vesting event. Additionally, regardless of when a milestone is achieved, vesting of tranches (2) through (4) could not occur before March 10, 2024.
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2024
The following table shows restricted stock shares held by named executive officers which vested in fiscal year 2024. There were no stock option exercises by any named executive officer in fiscal year 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Shawn Munsell	4,204(1)	$102,367
Paul Harrison	737(2)	$19,015

(1)
These RSUs vest in three equal annual installments, with 4,204 shares vesting on November 1, 2023, at a share price of $24.35.

(2)
These RSUs vest in three equal annual installments, with 384 shares vesting on November 1, 2023, at a share price of $24.35 and 353 shares vesting on April 1, 2024, at a share price of $27.38.

Calavo currently does not maintain a nonqualified defined contribution plan, nonqualified deferred compensation plan or pension plan, for any named executive officers.

EXECUTIVE EMPLOYMENT AGREEMENTS
Below is a summary of the employment agreements that were in effect for our named executive officers for fiscal year 2024: Lecil Cole and Shawn Munsell. These agreements were not modified in fiscal year 2024. None of the other named executive officers were a party to an employment agreement during fiscal year 2024.
Lecil Cole
Pursuant to an Employment Agreement dated March 10, 2023, between Calavo and Mr. Cole (the “Employment Agreement”), Mr. Cole receives an annual base salary of $64,480, subject to increases as required by law to meet the minimum wage for an exempt employee. In lieu of participating in the long-term incentive program offered to other executives, Mr. Cole was granted a stock option under the 2020 Plan to purchase 500,000 shares of Calavo’s common stock (the “Option”), which vests as described in the Outstanding Equity Awards table.
Upon termination of employment for any reason, Mr. Cole is not entitled to additional base salary payments, except for any earned but unpaid salary and, if required by law, accrued vacation pay or paid time off as of the termination date.
If Calavo terminates Mr. Cole’s employment without Cause (as defined in the Employment Agreement) or if he resigns for Good Reason (as defined in the Employment Agreement), and he executes a Separation and Release Agreement, then Calavo shall:
1.
Credit Mr. Cole with one additional year of service for purposes of determining the vesting of the Option, effective immediately prior to his termination.

2.
Pay COBRA premiums to maintain his group health benefits (including medical, dental, and vision insurance) for one year. During this period, Mr. Cole will be treated as an active employee for benefits continuation.

All payments and benefits are subject to applicable deductions and withholdings, including federal and state taxes, FICA, and Medicaid. After the one-year COBRA period, Mr. Cole may elect to continue medical, dental, and vision coverage for up to 36 months at his own expense at the COBRA continuation rate.
Shawn Munsell
Pursuant to an Employment Agreement dated June 9, 2022, between Calavo and Mr. Munsell (the “Munsell Employment Agreement”), Mr. Munsell receives an annual base salary of $415,000, subject to annual increases at the discretion of Calavo’s Compensation Committee. In February 2024, his base salary increased to $430,000.
Beginning in fiscal 2022, Mr. Munsell became eligible for a performance bonus of 60% of his annual base salary, contingent on Calavo achieving annual performance targets established by the Compensation Committee. The Committee may also award him a discretionary bonus.
Upon commencing employment, Mr. Munsell received a signing bonus in the form of restricted stock units (RSUs) valued at $350,000. These RSUs vest in three equal annual installments, with the first installment vesting on the first anniversary of his start date. Calavo also reimburses Mr. Munsell for travel expenses.
If Calavo had terminated Mr. Munsell’s employment without Cause (as defined in the Munsell Employment Agreement) or if he had resigned for Good Reason (as defined in the Munsell Employment Agreement), he would have been entitled to:
1.
Severance equal to one year of his base salary.

2.
Calavo-paid health benefits for one year.

3.
A pro-rated portion of his annual bonus.

4.
Full vesting of the RSUs granted as his signing bonus.

Certain Employment Agreement Definitions
The terms “Cause,” “Good Reason,” and “Change in Control” are defined in the employment agreements between Calavo and its named executive officers, as well as in the 2020 Equity Incentive Plan (the “2020 Plan”). These definitions govern executive compensation arrangements related to severance, termination, and change-in-control benefits.
For reference:
•
“Cause” generally includes willful misconduct, refusal to perform duties, conviction of certain crimes, theft, or other material breaches of the employment agreement or company policies.

•
“Good Reason” generally includes material adverse changes to an executive’s role, salary reductions below a specified threshold, certain breaches of the employment agreement by the Company, or a failure by a successor entity to assume contractual obligations.

•
“Change in Control” is defined in the 2020 Plan.

These definitions remain unchanged from prior years and can be reviewed in full in the applicable employment agreements and the 2020 Plan.
Potential Payments Upon Termination or Change in Control:
If a Change in Control of Calavo occurs (as defined in the executive’s employment agreement for those named executive officers who are party to an employment agreement) and the agreement governing the transaction does not provide for one of the following:
•
Continuation of outstanding awards,

•
Assumption of outstanding awards by the successor entity, or

•
Substitution of new awards with substantially similar terms, including adjustments for securities of the successor entity,

then the following adjustments to outstanding awards will take effect immediately prior to, but conditioned on, the consummation of the Change in Control:
1.
Stock Options & Stock Appreciation Rights (SARs)

•
Any unexercisable or unvested Options or SARs will automatically vest and become exercisable.

2.
Performance-Based Awards

•
Performance Awards will be paid out as if the Change in Control date were the last day of the Performance Period, with performance assumed at target levels.

•
However, the Compensation Committee may cancel outstanding Incentive Cash Awards without payment if the Change in Control occurs before 50% of the Performance Period is complete.

3.
All Other Outstanding Awards (RSUs, Restricted Shares, etc.)

•
Any unvested or restricted awards will automatically vest, and all forfeiture provisions will lapse.

The table below summarizes, as of October 31, 2024, the compensation that would have been provided to the named executive officers if their employment had hypothetically been terminated without cause or good reason on such date and using the closing price of our common shares on October 31, 2024 of $26.58. Under the Company’s severance policy, executive officers, unless otherwise contracted, are eligible for severance pay in the event of a termination without cause or for good reason. The severance package includes:
1.
Cash Severance: A minimum of 26 weeks of base salary, plus one additional week for each completed year of service, up to a maximum of 36 weeks; and

2.
Health Benefits: Up to six months of continued health benefit coverage paid by the company.

The company’s policy does not preclude re-hired employees from receiving severance again, though consideration may be given to the most recent period of employment when determining severance eligibility.
Name	Salary Severance ($)	Bonus Severance ($)	Health Benefits ($)	Equity Award Vesting ($)	Total ($)
Lecil Cole	—	—	750	—	750
Shawn Munsell(1)	430,000	—	60,651	—	490,651
Mike Browne	297,692	—	15,567	—	313,259
Ronald Araiza	272,885	—	11,180	—	284,065
Paul Harrison(2)	—	—	—	—	—

(1)
On November 11, 2024, Shawn Munsell, Chief Financial Officer, gave notice of his resignation, effective December 1, 2024.

(2)
Mr. Harrison resigned his employment on August 15, 2024.

The below table summarizes as of October 31, 2024, the shares that would vest upon a change in control if a change in control had hypothetically occurred on such date, and the market value of such shares based on the closing price on October 31, 2024 of $26.58.
Stock Awards
Executive Officer	Number of Shares Which Vest (#)	Value of Vested Shares ($)
Lecil Cole	—	—
Shawn Munsell	5,405	143,665
Mike Browne	—	—
Ronald Araiza	—	—
Paul Harrison	—	—
COMPENSATION RISK
The Compensation Committee reviewed Calavo’s compensation policies and practices to assess any potential material impact on the Company. This review considered whether these policies or practices:
•
Encourage inappropriate risk-taking,

•
Pose risks reasonably likely to have a material adverse effect on Calavo, and

•
Require modifications to mitigate any identified risks.

The Committee also evaluated risk-mitigating controls, including senior management and committee oversight, as well as internal controls governing compensation programs. Based on this review, the Compensation Committee determined that Calavo’s compensation policies and practices do not pose risks that are reasonably likely to have a material adverse effect on the Company.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Farha Aslam, Kathleen M. Holmgren, and James Helin served as members of our Compensation Committee during all or part of fiscal 2024. None of these committee members (1) was an officer or employee of Calavo or any of our subsidiaries during the time they served on the Compensation Committee or (2) had any relationship requiring disclosure by us pursuant to Item 404 of Regulation S-K. None of the Company’s executive officers serves on the board of directors or the compensation committee of a company that has an executive officer that serves as or served as a member of our Board or Compensation Committee.

PAY VERSUS PERFORMANCE DISCLOSURE
We are required by SEC rules to disclose the following information regarding compensation paid to our Principal Executive Officers (PEOs) and Name Executive Officers (NEOs) as compared to the Company’s performance. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnotes (2) and (3) below discuss the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table above to derive the “compensation actually paid” (“CAP”) to each NEO. The following table sets forth additional compensation information of our PEO and our non-PEO NEOs along with total shareholder return (“TSR”), Net Income, and Adjusted Net Income performance results for fiscal years 2021, 2022, 2023, and 2024:
Pay versus Performance
Year (a)	Summary Compensation Table Total for PEO (b)(1)	Compensation Actually Paid to PEO (c)(2)	Average Summary Compensation Table Total for Non- PEO NEOs (d)(3)	Average Compensation Actually Paid to Non-PEO NEOs (e)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (loss) (000) (h)	Adjusted Net Income (000)(5)
					Total Shareholder Return (f)(3)(4)	Peer Group Total Shareholder Return (g)(3)(4)
2024	$77,760	$830,876	$459,928	$461,094	$42.96	$57.46	$(1,024)	$18,678
2023	4,105,826	1,652,953	627,738	479,726	40.19	59.35	(7,967)	11,466
2022	3,226,429	2,899,119	466,912	402,619	53.82	62.99	(6,602)	8,869
2021	1,355,165	1,058,374	447,954	389,979	60.84	85.00	(11,922)	6,220

(i)
The dollar amounts reported are the amounts of total compensation reported for our PEO(s) in the Summary Compensation Table for fiscal years 2024, 2023, 2022, and 2021.

(ii)
The dollar amounts reported represent the amount of CAP, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our PEO(s) or other NEOs during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year along with changes in pension value and nonqualified deferred compensation earnings. The tables below provide fuller details.

(iii)
The numbers in these columns have been revised from the numbers previously reported in last year’s “Pay versus Performance Table” in order to correct an administrative error.

(iv)
Company and Peer Group total shareholder return as shown in last year’s disclosure has been adjusted to reflect the weighted average TSR. Our 2024 Peer Group Index includes the companies of: Andersons, Inc., B&G Foods, Inc., Boston Beer Company, Inc., Fresh Del Monte Produce, Inc., Hain Celestial Group, Inc., J&J Snack Foods, Corp., John B Sanfilippo & Son, Inc., and Lifecore Biomedical, Inc. (formerly Landec, Corp.) Our 2021 — 2023 Peer Group Index also included Hostess Brands, Inc. which was acquired November 7, 2023 and as a result did not have a market value at the end of fiscal year 2024. The comparable cumulative total shareholder return for the prior peer group for the periods starting on October 31, 2020 and ending on October 31 of the following years would be: 2021 ($89.17), 2022 ($72.81), 2023 ($73.40), and not applicable for 2024.

(v)
Adjusted Net Income is the financial measure that the Company believes to be the most important measure (that is not otherwise required to be disclosed in the table) it used in the most recent fiscal year to link CAP to all of the NEOs as reported below.

The PEOs and other NEOs included in the above compensation columns are comprised of the following:
Year	PEOs	NON-PEO NEOs
2024	Lee Cole	Shawn Munsell, Ronald Araiza, Paul Harrison, Michael Browne
2023	Lee Cole, Brian Kocher	Shawn Munsell, Graciela Montgomery, Ronald Araiza, Paul Harrison, Danny Dumas, Helen Kurtz
2022	Brian Kocher, Steven Hollister	Shawn Munsell, Mariela Matute, Graciela Montgomery, Robert Wedin, Ronald Araiza, Danny Dumas, Helen Kurtz
2021	James Gibson, Steven Hollister	Mariela Matute, Kevin Manion, Robert Wedin, Ronald Araiza, Mark Lodge, Farha Aslam
To calculate the amounts in the “Compensation Actually Paid to PEO” column in the Pay versus Performance table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our PEOs for each applicable year, as reported in the Summary Compensation Table above.
Compensation Actually Paid to PEOs
Year	Summary Compensation Table Total for PEO(i)	Minus Reported Value of Equity Awards for PEO(ii)	Plus Equity Award Adjustments for PEO(iii)	Plus Reported Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	Compensation Actually Paid to PEO
2024	$77,760	$—	$753,116	—	$830,876
2023	4,105,826	(2,640,000)	187,127	—	1,652,953
2022	3,226,429	(2,100,000)	1,772,690	—	2,899,119
2021	1,355,165	(146,690)	(150,101)	—	1,058,374

(i)
The dollar amounts reported are the amounts of total compensation reported for our PEOs in the Summary Compensation Table for fiscal years 2024, 2023, 2022 and 2021.

(ii)
Represents the grant date fair value of the equity awards to our PEOs, as reported in the “Stock Awards” column in the Summary Compensation Table for each applicable year.

(iii)
Represents the year-over-year change in the fair value of equity awards to our PEOs, as itemized in the table below. Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (a) for RSU awards, closing price on applicable year-end dates (b) for PRSU awards, the same valuation methodology as RSU awards above except year-end share amounts are multiplied by the probability of achievement as of each such date.

Equity Award Adjustments for PEOs
	2024	2023	2022	2021
Fair Value of Equity Awards for PEOs
Plus as of year-end value for awards granted during the year	$—	$512,295	$1,741,019	$5,000
Plus year-over-year change of unvested awards granted in previous years	173,000	—	(5,000)	—
Plus change from prior fiscal year-end awards that vested during the year	580,116	(334,932)	—	(186,557)
Less fair value at the end of prior year that fail to meet vesting conditions	—	(200,207)	—	—
Plus Dividends paid on stock awards	—	209,971	36,671	31,456
Total equity award adjustments	$753,116	$187,127	$1,772,690	$(150,101)

To calculate the amounts in the “Average Compensation Actually Paid to Non-PEO NEOs” column in the Pay versus Performance table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-PEO NEOs for each applicable year, as reported in the Summary Compensation Table above.
Average Compensation Actually Paid to Non-PEO NEOs
Year	Average Summary Compensation Table Total for Non-PEO NEOs(i)	Minus Average Reported Value of Equity Awards for Non-PEO NEOs(ii)	Plus Average Equity Award Adjustments for Non- PEO NEOs(iii)	Plus Average Reported Change in Pension Value and Non- qualified Deferred Compensation Earnings for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non- PEO NEOs
2024	$459,928	$—	$1,166	—	$461,094
2023	627,738	(133,400)	(14,612)	—	479,726
2022	466,912	(158,857)	94,564	—	402,619
2021	447,954	(68,667)	10,692	—	389,979

(i)
The dollar amounts reported is the average of the amounts of total compensation reported for our Non-PEO NEOs in the Summary Compensation Table for fiscal years 2024, 2023, 2022 and 2021.

(ii)
Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the “Stock Awards” column in the Summary Compensation Table for each applicable year.

(iii)
Represents the year-over-year change in the fair value of equity awards to our Non-PEO NEOs, as itemized in the table below. No awards vested in the year they were granted. Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (a) for RSU awards, closing price on applicable year-end dates (b) for PRSU awards, the same valuation methodology as RSU awards above except year-end share amounts are multiplied by the probability of achievement as of each such date.

Equity Award Adjustments for Non-PEO NEOs
	2024	2023	2022	2021
Fair Value of Average Equity Awards for Non-PEO NEOs
Plus average as of year-end value for awards granted during the year	$—	$25,919	$144,482	$79,181
Plus average year-over-year change of unvested awards granted in previous years	2,838	(24,970)	(2,062)	(31,104)
Plus average change from prior fiscal year-end awards that vested during the year	(1,672)	(4,700)	(770)	7,350
Less average fair value at the end of prior year that fail to meet vesting conditions	—	(11,336)	(47,086)	(52,076)
Plus average Dividends paid on stock awards	—	475	—	7,341
Total average equity award adjustments	$1,166	$(14,612)	$94,564	$10,692
The following graphs illustrate the relationship of CAP for our PEO and the average CAP for our Non-PEO NEOs in relation to our TSR, Net Loss, and Adjusted Net Income (the Company Selected Measure). Additionally, the graphs also describe the relationship between our own TSR versus our Peer Group TSR.

Compensation Actually Paid Versus TSR
Compensation Actually Paid Versus Net Income (Loss)

Compensation Actually Paid Versus Adj. Net Income (Loss)
The three financial performance measures in the following list represent an unranked list of the “most important” financial performance measures linking CAP to Company performance for the NEOs in 2024. After Adjusted Net Income, we do not consider any one of the other following financial performance measures to be a more important measure than another measure for our Company or executive compensation program. See the discussion above in “Compensation Discussion and Analysis” for additional discussion related to executive pay.
Tabular List
• Adjusted Net Income
• Net Sales
• Return on Invested Capital
CEO PAY RATIO
As required by applicable SEC rules, we are providing the following information about the relationship of the total annual compensation of our median compensated employee and the annual total compensation of our CEO.
In identifying the median employee, the Company prepared a list of all employees, excluding the Chief Executive Officer along with their annual base wages and salary (“Annual Earnings”) as of October 31, 2024. The median employee’s total compensation was calculated by including in their annual earnings all other compensation for fiscal year 2024, which includes cash incentives such as some who have a phone or internet stipend. There were no cash bonus or equity award payouts issued during FY24.
Median Employee Total Compensation for FY2024	$8,729
CEO Total Compensation for FY2024	$77,760
Ratio of Median Employee Total Compensation to CEO Total Compensation FY2024	9:1
For 2024, the total compensation of our “median employee” (other than our CEOs) was $8,729.
The total annual compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy was $77,760.
Based on this information, for fiscal year 2024 the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 9 to 1. We took the following steps to identify the median employee, as well as to determine the annual total compensation of our median employee and the CEO:
•
We used October 31, 2024, as the date upon which we identified the “median employee” considering both our U.S. and Mexico employee population. This population consists of full-time, part-time and seasonal employees working for Calavo during FY2024.

•
Approximately 79% of the employee population was located in Mexico and approximately 21% of the total employee population was located in the United States.

•
In accordance with the requirement of Item 402(c)(2)(x), we identified and calculated the employee’s compensation for 2024 resulting in a median total compensation rate of $8,729. Since the median employee is located in Mexico, we converted the employee’s pay from Mexican pesos to U.S. dollars using the average published interbank exchange rate of 17.8149 pesos per U.S. dollar during fiscal year 2024.

•
For the annual total compensation of our CEO, we used the total combined amount reported in the “Total” column of our Summary Compensation Table included in this proxy statement.

Our global workforce consists of approximately 2,100 employees, with 79% based in Mexico and 21% located in the United States. This distribution significantly influences the median employee compensation figure. The cost of living and prevailing wage levels in Mexico differ from those in the United States, resulting in lower compensation figures for a substantial portion of our workforce. Consequently, the calculated pay ratio reflects these regional economic differences and may appear disproportionate when viewed without this context.
PRINCIPAL AUDITOR FEES AND SERVICES
The Audit Committee appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2024. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Fees Incurred by Calavo Growers, Inc. to Deloitte & Touche LLP
The following table shows the fees paid or accrued by us for audit and other services provided by Deloitte & Touche LLP for fiscal 2024 and 2023 (in thousands).
	2024	2023
Audit Fees(1)	$2,511	$2,614
Audit-Related Fees	—	2
Tax Fees(2)	342	256
All Other Fees	—	—
Total	$2,853	$2,872

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements, the audit of internal control over financial reporting, review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
For fiscal year 2024, tax fees principally included tax compliance fees of approximately $224,000, and tax advice fees totaling approximately $118,000. For fiscal year 2023, tax fees principally included tax compliance fees of approximately $233,000, and tax advice fees totaling approximately $23,000.

All services rendered by Deloitte & Touche LLP were approved by the Audit Committee. The Audit Committee has adopted an approval policy that requires the pre-approval by the Audit Committee of all services to be performed for us by Deloitte & Touche LLP. The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche LLP.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee is responsible for the oversight functions set forth in its Audit Committee Charter, including but not limited to:
•
Ensuring the integrity of Calavo’s financial statements,

•
Monitoring compliance with legal and regulatory requirements,

•
Assessing the qualifications and independence of the independent registered public accounting firm,

•
Overseeing the performance of the internal audit function and external auditors, and

•
Evaluating risk assessment and risk management processes.

The Audit Committee also manages the relationship with our independent registered public accounting firm, which reports directly to the Committee. The Committee has the authority to obtain outside legal, accounting, or other professional advice as needed and receives appropriate funding from Calavo for such services.
Financial Oversight Responsibilities
Calavo’s management is primarily responsible for the internal control and financial reporting process. Our independent registered public accounting firm, Deloitte & Touche LLP, conducts an independent audit of Calavo’s consolidated financial statements and issues opinions on:
1.
The conformity of audited financial statements with U.S. GAAP, and

2.
The effectiveness of internal controls over financial reporting.

The Audit Committee oversees this process and reports its findings to the Board.
Audit Committee Report
In this context, the Audit Committee reports as follows:
1.
Financial Statement Review: The Committee has reviewed and discussed the audited financial statements with management.

2.
Auditor Discussions: The Committee has held discussions with the independent registered public accounting firm regarding matters required under Auditing Standard No. 1301 (“Communications with Audit Committees”), adopted by the PCAOB, and applicable SEC requirements.

3.
Auditor Independence: The Committee received the required written disclosures and letter from the independent auditors regarding their communications on independence and has discussed their independence.

4.
Approval of Financial Statements: Based on the reviews and discussions in paragraphs (1) through (3), the Audit Committee recommended to the Board — and the Board has approved — the inclusion of the audited financial statements in Calavo’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.
Audit Committee
Michael A. DiGregorio, Chairman
Marc Brown
Adriana Mendizabal
B. John Lindeman

ADDITIONAL INFORMATION
SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2024, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN REQUEST BY EMAIL TO 2025PROXY@CALAVO.COM. WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $.20 PER PAGE, PAYABLE IN ADVANCE. THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

APPENDIX A
CALAVO GROWERS, INC.
2020 EQUITY INCENTIVE PLAN
As Amended and Restated by the Board of Directors on February 27, 2025
Approved by the Shareholders on [   ]
The Prior Plan was amended and restated by the Board on the Restatement Date to become the Plan as set forth herein provided however that the Plan is subject to the approval of Company shareholders in 2025.
1.   GENERAL.
(a)   Eligible Award Recipients.   The persons eligible to receive Awards are Employees, Directors and Consultants.
(b)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights (SARs); (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
(c)   Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.
(d)   Successor to the 2011 Management Incentive Plan.   The Prior Plan was the successor to the Company’s 2011 Management Incentive Plan. As provided in Section 1.3 of the 2011 Management Incentive Plan, no awards shall be made under the 2011 Management Incentive Plan after December 9, 2020. All awards made under the 2011 Management Incentive Plan prior to December 10, 2020 shall remain subject to the terms of that plan.
(e)   Definitions.   Section 13 sets forth the definitions of certain capitalized terms used in the Plan.
2.   ADMINISTRATION.
(a)   Administration of the Plan.   The Plan shall be administered by the Administrator. To the extent that applicable laws permit, the Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c). Notwithstanding the foregoing, the Board (rather than a Committee) shall be responsible for granting Awards to Non-Employee Directors and for administering the provisions of the Plan that are applicable to such Awards.
(b)   Powers of the Administrator.   The Administrator shall have the power and authority, subject to, and within the limitations of, the provisions of the Plan:
(i)   To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; and the Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in

the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;
(iii)   To settle all controversies regarding the Plan and Awards granted under it;
(iv)   To accelerate the time at which an outstanding Award may first be exercised or the time at which an outstanding Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time at which it shall vest, but such acceleration shall be permitted only (A) as a result of a Participant’s termination of Continuous Service by reason of the Participant’s death or Disability, (B) in connection with (including following) the consummation of a Change in Control or a dissolution or liquidation of the Company, or (C) pursuant to the terms of a written employment agreement between the Participant and the Company or an Affiliate in connection with the Participant’s termination of Continuous Service;
(v)   To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;
(vi)   To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 under the Exchange Act;
(vii)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to the Administrator’s discretion; provided, however, that a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;
(viii)   To exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and
(ix)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c)   Delegation to a Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated to a Committee or Committees. References in the Plan to the “Administrator” shall refer, as applicable, to the Board and/or the Committee or Committees.
(ii)   Members of the Committee.   Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director. The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.
(d)   Delegation to the Chief Executive Officer.   If and to the extent that may be permitted by the California General Corporation Law, the Board may delegate to the Company’s Chief Executive Officer the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by the Chief Executive Officer and that the Chief Executive Officer may not grant a Stock Award to himself or herself.
(e)   Effect of the Administrator’s Determinations.   All determinations, interpretations and constructions made by the Administrator shall be final, binding and conclusive on all persons.
(f)   Indemnification.   To the maximum extent permitted by applicable law and the Company’s Bylaws, each Director (including, without limitation, each Committee member) shall be indemnified and held harmless by the Company from and against (i) any expense (including attorneys’ fees) that may be actually and reasonably incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such person, with the Company’s approval, in settlement of such action, suit or proceeding, or paid by such person in satisfaction of any judgment or fine in any such action, suit or proceeding against such person. The Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The preceding right to indemnification shall be in addition to any other indemnification rights to which a Director is entitled under the Company’s Bylaws, under applicable law or under an agreement entered into with the Company.
3.   SHARES SUBJECT TO THE PLAN.
(a)   Share Reserve.   Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under both the Prior Plan and the Plan from and after the Effective Date shall not exceed 1,500,000 shares (the “Share Reserve”), of which up to 1,500,000 shares may be issued pursuant to Incentive Stock Options. To the extent permitted by Nasdaq Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash by reason of the Participant receiving cash rather than stock, the number of shares of Common Stock subject to such Stock Award that were not issued with respect to such Stock Award shall not be treated as having been issued for purposes of this Section 3(a) and the Share Reserve shall be increased by such number of shares.
(b)   Share Counting; Reversion of Shares to the Share Reserve.
(i)   A “Full Value Award” means any Restricted Stock Award, Restricted Stock Unit Award or other Stock Award settled in Common Stock, excluding, however, (A) an Option, (B) a Stock Appreciation Right, or (C) a Restricted Stock Award or an Other Stock Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award. Each share of Common Stock subject to an Award other than a Full Value Award shall be counted against the Share Reserve limit set forth in Section 3(a) as one share. Each share of Common Stock subject to a Full Value Award shall be counted against the Share Reserve as two shares of Common Stock; provided, however, that each share of Common Stock subject to a Full Value Award that is forfeited or repurchased pursuant to the first sentence of Section 3(b)(ii), and each share of Common Stock subject to a Full Value Award that is not issued because a Stock Award expires, terminates without issuance or is settled in cash as described in the last sentence of Section 3(a), shall be counted as two shares of Common Stock for purposes of determining the number of shares of Common Stock again becoming available for issuance under the Plan.
(ii)   If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Shares of Common Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares of Common Stock that are reacquired or withheld by the Company pursuant to Section 8(f) in connection with a tax withholding obligation or as consideration for the exercise of an Option, SAR or any other Stock Award shall not again become available for issuance under the Plan. The payment of dividends and dividend equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares of Common Stock available for issuance under the Plan.
(c)   Source of Shares.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.   ELIGIBILITY AND AWARD LIMITATIONS.
(a)   Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)   Ten Percent Shareholders.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
(c)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any provision to the contrary in the applicable Option Agreements.
(d)   Vesting Condition Limitation.   Notwithstanding any other provision in the Plan to the contrary, an Award granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that (i) Awards that result in the issuance of an aggregate of up to five percent of the shares of Common Stock available pursuant to Section 3(a) (as such number of shares of Common Stock may be increased from time to time in accordance with the Plan) may be granted to any one or more eligible Directors, Consultants or Employees without respect to such one-year minimum vesting condition; (ii) Awards to Non-Employee Directors may vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders (provided that such vesting period may not be less than 50 weeks after the date of grant); and (iii) Awards may vest without respect to the minimum vesting condition limitation described in this Section 4(d) above (A) as a result of a Participant’s termination of Continuous Service by reason of the Participant’s death or Disability, (B) in connection with (including following) the consummation of a Change in Control or a dissolution or liquidation of the Company, or (C) pursuant to the terms of a written employment agreement between the Participant and the Company or an Affiliate in connection with the Participant’s termination of Continuous Service.
(e)   No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards.   Except with respect to adjustments that are made in accordance with Section 9(a) or 9(c), the Administrator shall not have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a “repricing” of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the shareholders of the Company approve such reduction, cancellation, re-grant or other action.

(f)   Limitation on Annual Compensation to Non-Employee Directors.   In no event shall the compensation payable by the Company to a Non-Employee Director for services performed as a Non-Employee Director, including, without limitation, the grant date value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 or any amendment or successor to such standard) of Awards, cash retainers, Committee fees and other compensation, exceed $450,000 in the aggregate during any fiscal year, which limit shall be increased to $650,000 in the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director, and in no event shall the number of shares of Common Stock subject to Stock Awards (including, without limitation, Options) granted to any Non-Employee Director, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, exceed 20,000 shares during any fiscal year. The limitation of 20,000 shares described in this Section 4(f) refers to the actual number of shares of Common Stock that is subject to each Stock Award and such limitation shall be calculated without regard to the provision set forth in Section 3(b)(i) that each share of Common Stock subject to a Full Value Award shall be counted against the Plan’s Share Reserve limit in Section 3(a) as two shares of Common Stock.
5.   PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)   Term.   The term of each Option and SAR shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Shareholder. The Administrator shall determine the time period, including the time period following any termination of a Participant’s Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant’s Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.
(b)   Exercise Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)   Purchase Price for Options.   The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)   By cash, check, bank draft or money order payable to the Company;
(ii)   Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)   By delivery to the Company of shares of Common Stock already owned by the Participant and valued at the Fair Market Value as of the date of delivery to the Company;
(iv)   If the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and
(v)   In any other form of legal consideration that may be acceptable to the Administrator and specified in the applicable Award Agreement.
(d)   Exercise and Payment of a SAR.   To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date over (ii) the strike price that will be determined by the Administrator at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Administrator and contained in the Stock Appreciation Right Agreement evidencing such SAR.
(e)   Transferability of Options and SARs.   The Administrator may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Administrator shall determine. In the absence of such a determination by the Administrator to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i)   Restrictions on Transfer.   An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)   Beneficiary Designation.   Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f)   Vesting Generally.   Subject to Section 4(d), the total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)   Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Administrator, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Administrator. Notwithstanding any provision in the Plan to the contrary, the Administrator may, in its sole discretion and subject to whatever terms and conditions it elects, provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.
(h)   Extension of Termination Date.   If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Administrator. In addition, unless otherwise provided in a Participant’s Award Agreement or as otherwise determined by the Administrator, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)   Disability of a Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Administrator, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Administrator.
(j)   Death of a Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the

Administrator, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve months following the date of death (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Administrator.
(k)   Termination for Cause.   Except as explicitly provided otherwise in a Participant’s Award Agreement or except as otherwise extended by the Administrator, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the Participant’s Continuous Service terminated, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.
6.   PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)   Restricted Stock Awards.   Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Administrator’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Administrator. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Administrator, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   Subject to Section 4(d), shares of Common Stock awarded under the Restricted Stock Award Agreement shall be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Administrator.
(iii)   Termination of a Participant’s Continuous Service.   If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)   Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Administrator shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(b)   Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)   Consideration.   At the time of grant of a Restricted Stock Unit Award, the Administrator will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Administrator, in its sole discretion, and permissible under applicable law.
(ii)   Vesting.   Subject to Section 4(d), at the time of the grant of a Restricted Stock Unit Award, the Administrator may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)   Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Administrator and contained in the Restricted Stock Unit Award Agreement.
(iv)   Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Administrator, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)   Termination of a Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)   Performance Awards.
(i)   Performance Stock Awards.   A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator, in its sole discretion. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Administrator may determine that cash may be used in payment of Performance Stock Awards.
(ii)   Performance Cash Awards.   A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator, in its sole discretion. The Administrator may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.
(iii)   Discretion.   The Administrator shall have the right to reduce, eliminate or increase the amount that is payable under a Performance Stock Award or Performance Cash Award by taking into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the Performance Period.
(d)   Other Stock Awards.   Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other

Stock Awards and all other terms and conditions of such Other Stock Awards, which shall be set forth in Other Stock Award Agreements.
(e)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Administrator and contained in the applicable Stock Award Agreement; provided, however, that (i) any dividends or dividend equivalents that are paid or credited with respect to any such shares shall be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, without limitation, any vesting conditions), and (ii) any dividends or dividend equivalents that are paid or credited with respect to any such shares shall be subject to forfeiture to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.
7.   COVENANTS OF THE COMPANY.
(a)   Availability of Shares.   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.
(b)   Securities Law Compliance.   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)   No Obligation to Notify or Minimize Taxes.   The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
8.   MISCELLANEOUS.
(a)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b)   Corporate Action Constituting the Grant of Stock Awards.   Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c)   Shareholder Rights.   No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a

Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)   Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(f)   Withholding Obligations.   Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(g)   Electronic Delivery.   Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.
(h)   Compliance with Section 409A of the Code.
(i)   General.   The Company intends that all Awards shall be structured to comply with, or to be exempt from, Section 409A of the Code, such that no adverse tax consequences, interest or penalties under Section 409A of the Code shall apply. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. In addition and notwithstanding any provision to the contrary in the Plan or any Award Agreement, the Administrator may, without a Participant’s consent, amend the Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt the Plan or any Award from Section 409A of the Code or (B) comply with Section 409A of the Code. However, the Company makes no representations or warranties as to an Award’s tax treatment under Section 409A of the Code or otherwise, and the Company has no obligation under the Plan or otherwise to avoid the taxes, penalties or interest under Section 409A of the Code with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefit under the Plan is determined to constitute nonqualified deferred compensation subject to taxes, penalties or interest under Section 409A of the Code.

(ii)   Participant’s Termination of Continuous Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A of the Code, any payment or settlement of such Award upon a termination of a Participant’s Continuous Service shall, to the extent necessary to avoid taxes under Section 409A of the Code, be made only upon the Participant’s “separation from service” within the meaning of Section 409A of the Code, whether such “separation from service” occurs upon or after the termination of the Participant’s Continuous Service.
(iii)   Payments to Specified Employees.   Notwithstanding any provision to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes nonqualified deferred compensation under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.
(iv)   Deferrals.   To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Administrator may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Administrator is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(i)   Clawback Provisions.   All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback, recovery or recoupment policy that Company may adopt, including any such policy adopted pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or pursuant to other requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company.
9.
ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS.

(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Administrator shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 4(f), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the applicable Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Administrator may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)   Change in Control.
(i)   In the event of a Change in Control, if a Participant’s entire Award is not (A) continued in full force and effect by the Company, (B) assumed in full and continued in full force and effect by the Entity or its parent that is the surviving, purchasing or continuing corporation or other Entity in the Change in Control (the “Acquiror”), or (C) replaced by the Acquiror with a substantially equivalent award with respect to the Acquiror’s capital stock, with appropriate adjustments as to the number of securities and exercise prices, the Award shall fully vest (and as to Options and SARs, become fully exercisable) effective immediately prior to, but conditioned on the consummation of, the Change in Control, and, except as otherwise provided in an Award Agreement evidencing an Award, for each such Award that vests subject to the attainment of one or more Performance Goals, the applicable Performance Goals shall be deemed achieved at the greater of target or actual performance (with the Performance Goals equitably adjusted to reflect a shortened Performance Period ending as of the Change in Control). For purposes of this Section 9(c), if so determined by the Administrator in its sole discretion, an Award denominated in shares of Common Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Common Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Administrator may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Common Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Common Stock pursuant to the Change in Control.
(ii)   A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after the termination of the Participant’s Continuous Service in connection with the consummation of a Change in Control (including within a specified period following a Change in Control) as may be provided in any written employment agreement or Stock Award Agreement between the Company or any Affiliate and the Participant or as may be otherwise determined by the Administrator.
(iii)   Notwithstanding any other provision of the Plan to the contrary, with respect to an Award that constitutes “nonqualified deferred compensation” subject to the provisions of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company, in each case within the meaning of Section 409A of the Code.
10.   AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(a)   Amendment of the Plan.   The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company’s shareholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require shareholder approval and may be made by the Board, (ii) to amend Section 4(e) relating to the repricing, cancellation and re-grant of Stock Awards, (iii) to amend the Plan in any respect that requires shareholder approval under the rules of The Nasdaq Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (iv) to amend the Plan in any respect that requires shareholder approval under the Code or any other applicable law.

(b)   Termination or Suspension of the Plan.   The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on December 9, 2030. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)   No Impairment of Rights upon the Plan’s Amendment, Suspension or Termination.   Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.
11.   EFFECTIVE DATE OF THE PLAN.
The Prior Plan was effective on the Effective Date, and this Plan will become effective only upon the date of its approval by the Company shareholders in 2025. The Plan shall be submitted for the approval of the Company’s shareholders at the 2025 annual meeting of shareholders. No Awards may be granted under this Plan prior to such shareholder approval, provided however that Awards may continue to be granted under the Prior Plan through the time that the Plan is approved by the Company’s shareholders. If such shareholder approval of the Plan is obtained at the 2025 annual meeting of shareholders, then no further Awards will be issued under the Prior Plan (but outstanding Awards shall continue to be governed by the Prior Plan) and all Awards shall then be granted under this Plan. If such shareholder approval of the Plan is not obtained at the 2025 annual meeting of shareholders, then this Plan shall be cancelled and become null and void and Awards shall continue to be granted under the Prior Plan in accordance with the terms and conditions of the Prior Plan.
12.   CHOICE OF LAW.
The law of the State of California shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.
13.   DEFINITIONS.
As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)   “Acquiror” has the meaning set forth in Section 9(c)(i).
(b)   “Administrator” means the Board or a Committee to the extent that the Board’s power or authority under the Plan has been delegated to such Committee.
(c)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Administrator shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)   “Award” means a Stock Award or a Performance Cash Award.
(e)   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(f)   “Board” means the Board of Directors of the Company.
(g)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any amendment or successor to such standard). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(h)   “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement,

such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(i)   “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)   Individuals who, at the beginning of any twelve-month period following the Effective Date of the Plan, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board on any subsequent date during such twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of the Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company; and (ii) the definition of Change in Control (or any analogous term) in a written employment agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an employment agreement, the foregoing definition shall apply.
(j)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.
(k)   “Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(l)   “Common Stock” means the common stock of the Company.
(m)   “Company” means Calavo Growers, Inc., a California corporation.
(n)   “Consultant” means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company’s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.
(o)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Administrator, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Administrator or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Administrator or Chief Executive Officer, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(p)   “Director” means a member of the Board.
(q)   “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.
(r)   “Effective Date” means the effective date of the Prior Plan, which was December 9, 2020 and which is the date on which the Board approved and adopted the Prior Plan; and such Prior Plan was approved by Company shareholders in April 2021.
(s)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)   “Entity” means a corporation, partnership, limited liability company or other entity.
(u)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, or (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company.
(w)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Administrator, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Administrator deems reliable;
(ii)   Unless otherwise provided by the Administrator, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and
(iii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Administrator in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x)   “Full Value Award” has the meaning set forth in Section 3(b)(i).
(y)   “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(z)   “Incumbent Board” has the meaning set forth in Section 13(i)(iv).
(aa)   “Non-Employee Director” means a Director who not an Employee.
(bb)   “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(cc)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(dd)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(ee)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(ff)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(gg)   “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(hh)   “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ii)   “Outside Director” means a Director who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under applicable rules of The Nasdaq Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to compensation committee members.
(jj)   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(kk)   “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ll)   “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).
(mm)   “Performance Criteria” means the one or more criteria that the Administrator shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Administrator: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price performance; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit, operating profit or net operating profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share (in the aggregate or by segment); (xx) cash flow; (xxi) cash flow per share; (xxii) debt levels or debt reduction; (xxiii) objective measures of productivity and operating efficiency; (xxiv) performance of business acquisitions; (xxv) measures of customer satisfaction or retention; (xxvi) success in compliance with applicable laws and regulations and applicable accounting requirements; (xxvii) investor relations activities and success; (xxviii) shareholders’ equity; (xxix) capital expenditures; (xxx) measures of workforce diversity or retention; (xxxi) growth of net income or operating income; and (xxxii) any other measures of performance selected by the Administrator.
(nn)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Administrator (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Administrator may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (A) to exclude restructuring and/or other nonrecurring charges; (B) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (C) to exclude the effects of changes to generally accepted accounting principles; (D) to exclude the effects of any statutory adjustments to corporate tax rates; (E) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (F) to exclude the dilutive effects of acquisitions or joint ventures; (G) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (H) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends; (I) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company’s bonus plans; (J) to exclude expenses incurred in the acquisition or disposition of businesses; and (K) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Administrator retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(oo)   “Performance Period” means the period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.
(pp)   “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(qq)   “Plan” means this Calavo Growers, Inc. 2020 Equity Incentive Plan, as amended and restated on the Restatement Date and as it may be further amended from time to time.
(rr)   “Prior Plan” means the Calavo Growers, Inc. 2020 Equity Incentive Plan, as effective on the Effective Date.
(ss)   “Restatement Date” means the date on which the Board amended and restated the Prior Plan into this Plan set forth herein and this date is February 27. 2025, provided, however, that the Plan is subject to approval by the Company’s shareholders at the 2025 annual meeting of Company shareholders.
(tt)   “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(uu)   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(vv)   “Restricted Stock Unit Award” means a right to receive shares of Common Stock (and/or cash or other consideration of equal value) which is granted pursuant to the terms and conditions of Section 6(b).
(ww)   “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(xx)   “Securities Act” means the Securities Act of 1933, as amended.
(yy)   “Share Reserve” has the meaning set forth in Section 3(a).
(zz)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(aaa)   “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(bbb)   “Stock Award” means an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award granted under the Plan.
(ccc)   “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ddd)   “Subject Person” has the meaning set forth in Section 13(i)(i).
(eee)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(fff)   “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

CALAVO GROWERS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 23, 2025
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS.
The undersigned hereby appoints Kathleen M. Holmgren and Farha Aslam, as attorneys, agents and proxies of the undersigned, with full power of substitution and power to act alone, to act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Calavo Growers, Inc. to be held on Wednesday, April 23, 2025 at 1:00 p.m., and at any and all adjournments or postponements thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (1) ‘FOR’ THE ELECTION OF THE EIGHT DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND NAMED ON THE REVERSE SIDE OF THIS PROXY, (2) ‘FOR’ RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, (3) ‘FOR’ ADVISORY APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT, AND (4) ‘FOR’ APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVE PLAN.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, AND 4 LISTED ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, THE VOTING POWER GRANTED TO THE PROXIES INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY PROXIES.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

The Board of Directors recommends you vote FOR the following:
1. ELECTION OF DIRECTORS	☐	For All	☐	Withhold All	☐	For All Except	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:
Farha Aslam	Votes FOR
Marc L. Brown	Votes FOR
Michael A. DiGregorio	Votes FOR
Steven Hollister	Votes FOR
Kathleen M. Holmgren	Votes FOR
J. Link Leavens	Votes FOR
B. John Lindeman	Votes FOR
Adriana Mendizabal	Votes FOR
* (INSTRUCTIONS: If you desire to allocate your votes to individual nominees on a cumulative basis, as explained in the accompanying Proxy Statement, mark the “CUMULATIVE VOTING ELECTION” box below and indicate the number of votes that you would like to have cast FOR each nominee. The total of the votes you cast on this proxy may not exceed the number of shares you own times eight. For example, if you own 100 shares, you are entitled to cast 800 votes for director nominees. However, if you have cast your proxy “For All”, “Withhold All” or “For All Except,” do not complete this table.)
The Board of Directors recommends you vote FOR the following proposals:
2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CALAVO GROWERS, INC. FOR THE YEAR ENDING OCTOBER 31, 2025			5. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors, at present, knows of no other business to be presented at the meeting.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3. ADVISORY VOTE APPROVING THE EXECUTIVE COMPENSATION DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT
☐ FOR	☐ AGAINST	☐ ABSTAIN
4. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVE PLAN
☐ FOR	☐ AGAINST	☐ ABSTAIN
Cumulative Voting* ☐
I (WE) WILL ☐ WILL NOT ☐ ATTEND THE MEETING IN PERSON.

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK	The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.
Dated: ,2025 Signature Signature
Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV62308-P25964ForAllWithholdAllFor AllExcept! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.*(INSTRUCTIONS: If you desire to allocate your votes to individual nominees on a cumulative basis, as explained in the accompanying ProxyStatement, mark the “CUMULATIVE VOTING ELECTION” box below and indicate the number of votes that you would like to have cast FOReach nominee. The total of the votes you cast on this proxy may not exceed the number of shares you own times eight. For example, if youown 100 shares, you are entitled to cast 800 votes for director nominees. However, if you have cast your proxy "For All", "Withhold All" or"For All Except," do not complete this table.)2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHELLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTINGFIRM OF CALAVO GROWERS, INC. FOR THE YEAR ENDINGOCTOBER 31, 20253. ADVISORY VOTE APPROVING THE EXECUTIVECOMPENSATION DISCLOSED IN THE ACCOMPANYINGPROXY STATEMENTThe Board of Directors recommends you vote FOR thefollowing proposals:The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be doneby virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receiptof the Notice of Annual Meeting and the Proxy Statement accompanying such notice.Please date this proxy card and sign below exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should besigned by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.Cumulative Voting*5. OTHER BUSINESS. In their discretion, the proxies areauthorized to vote upon such other business as mayproperly come before the meeting and at any and alladjournments or postponements thereof. The Board ofDirectors, at present, knows of no other business to bepresented at the meeting.4. APPROVAL OF THE AMENDMENT AND RESTATEMENT OFTHE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVEPLANCALAVO GROWERS, INC.1. ELECTION OF DIRECTORSThe Board of Directors recommends you vote FORthe following:Nominees:For Against Abstain For Against Abstain! ! !! ! !!! ! !CALAVO GROWERS, INC.1141A CUMMINGS ROADSANTA PAULA, CA 93060ATTN: JAMES SNYDER01) Farha Aslam ----- Votes FOR02) Marc L. Brown ----- Votes FOR03) Michael A. DiGregorio ----- Votes FOR04) B John Lindeman ----- Votes FOR05) Steven W. Hollister ----- Votes FOR06) Kathleen M. Holmgren ----- Votes FOR07) J. Link Leavens ----- Votes FOR08) Adriana G. Mendizabal ----- Votes FORSCAN TOVIEW MATERIALS & VOTE wIf you would like to exercise cumulative voting, you must return this proxy card.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CVGW2025You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V62309-P25964CALAVO GROWERS, INC.PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERSTO BE HELD APRIL 23, 2025THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS.The undersigned hereby appoints Kathleen Holmgren and Farha Aslam, and each of them, as attorneys, agents and proxies of the undersigned, with full power of substitution and power to act alone, to act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Calavo Growers, Inc. to be held on Wednesday, April 23, 2025 at 1:00 p.m., and at any and all adjournments or postponements thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote."THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (1) 'FOR' THE ELECTION OF THE EIGHT DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND NAMED ON THE REVERSE SIDE OF THIS PROXY, (2) 'FOR' RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, (3) 'FOR' ADVISORY APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT, AND (4) 'FOR' APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CALAVO GROWERS, INC. 2020 EQUITY INCENTIVE PLAN."THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4 LISTED ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, THE VOTING POWER GRANTED TO THE PROXIES INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXIES.PLEASE SIGN AND DATE ON THE REVERSE SIDE.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.